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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05845

Invesco Senior Loan Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (404) 439-3217

Date of fiscal year end:         2/28

Date of reporting period:         2/28/17

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2017

Invesco Senior Loan Fund
Nasdaq:
A: VSLAX ∎ B: VSLBX ∎ C: VSLCX ∎ Y: VSLYX ∎ IB: XPRTX ∎ IC: XSLCX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Senior Loan Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Senior Loan Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Senior Loan Fund (the Fund), at net asset value (NAV), outperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.97%
Class B Shares	20.97
Class C Shares	20.24
Class Y Shares	21.27
Class IB Shares	21.45
Class IC Shares	21.10
Credit Suisse Leveraged Loan Index▼	12.55
Source(s): ▼Bloomberg LP

Market conditions and your Fund

Senior loans’ senior position in the capital structure, secured status, short duration and limited energy sector exposure positioned the asset class defensively against some of the key risks that influenced performance during the reporting period: mainly, the potential for elevated defaults as well as the potential for rising interest rates. Senior loans’ defensive positioning, particularly as it relates to rising interest rates, benefited the asset class when compared to fixed-interest rate alternatives.

For the fiscal year ended February 28, 2017, the senior loan market, as represented by the Credit Suisse Leveraged Loan Index, returned 12.55%. The market produced positive results in all 12 calendar months of the reporting period. Many of the factors that were headwinds at the start of the fiscal year reversed – namely, recessionary fears subsided, oil prices recovered and technical factors improved. Also, central bank policies remained accommodative. This positive tone permeated the broader capital markets as well, fueling outperformance in risk-based asset classes such as high yield bonds. Brexit, the UK vote in June 2016 to leave the European Union, induced modest declines in the senior loan market, but price volatility remained muted versus other risk asset classes.

Senior loans’ positive performance carried into the second half of the reporting period as demand accelerated in the latter

Portfolio Composition†
By credit quality, based on total investments
BBB+	0.3%
BBB	0.3
BBB-	8.5
BB+	6.9
BB	16.2
BB-	14.2
B+	11.3
B	17.0
B-	5.8
CCC+	5.3
CCC	2.9
CCC-	0.8
CC	0.4
Non-Rated	5.8
Equity	4.3

Top Five Debt Holdings
Based on total investments
1.	NRG Energy, Inc., Revolver Loan A	2.2%
2.	Twin River Management Group, Inc., Term Loan	1.8
3.	iHeart Communications, Inc., Term Loan D	1.7
4.	First Data Corp., Term Loan	1.5
5.	Vistra Operations Co. LLC, Exit Term Loan B	1.5

Total Net Assets	$842.6 million
Total Number of Holdings	599

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2017.

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

months of 2016. This dynamic fostered an environment that was supportive of opportunistic refinancing and re-pricing transactions, offering some issuers the opportunity to reduce spreads and extend maturities. Demand was firm across market constituents as institutional investors, collateralized loan obligation investors and retail investors responded favorably to the outcome of the US presidential election and the US Federal Reserve’s (the Fed) decision to increase interest rates in December 2016.

  Credit fundamentals remained stable as economic growth accelerated and commodity prices rallied, leading to strong outperformance in the lower quality end of the credit ratings spectrum. Defaults remained below historical averages, largely due to the rebound in commodity prices and the reversal in sentiment toward the end of the fiscal year. We believe senior loan defaults may remain isolated to a few “pockets of weakness” and are unlikely to spread to the broader market.

  At the close of the reporting period, we believed senior loans remained well positioned for the economic and interest rate environment, providing investors with a relatively high level of current income with protection from rising rates due to their floating rate structure. In addition to raising interest rates in December 2016, the Fed indicated additional hikes were likely in 2017, given tightening labor markets and mounting inflation. With conditions conducive to further upward shifts in the yield curve, senior loans were comparatively well positioned versus longer duration fixed income asset classes. While months of heightened re-pricing activity lowered spreads in the senior loan universe, their yields remained attractive relative to other credit products. Senior loan investors benefit from a senior secured claim on borrowers’ assets and coupon payments that adjust along with market rates. This combination both mitigates senior loans’ risk in the event of a default and positions senior loans well for expected interest rate increases in 2017 from a total return perspective.

  During the reporting period, the Fund used leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high. As of the close of the reporting period, leverage accounted for 13% of the Fund’s NAV plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other

4                          Invesco Senior Loan Fund

fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

The Fund’s energy, information technology and housing holdings were the largest contributors to Fund performance for the reporting period. On an individual-name basis, VC GB Holdings, iHeart Communications and Twin River Management Group were the largest contributors to Fund performance on an absolute basis. We eliminated VC GB Holdings from the portfolio before the close of the reporting period. For the reporting period, the Fund’s use of leverage contributed to performance. On an industry basis, the Fund’s consumer durables, food and drug, and consumer non-durables holdings modestly contributed to the Fund’s absolute performance.

On an individual-name basis, New Millennium Holdco, Adria Group Holding and Transtar Holding were the largest detractors from Fund performance for the fiscal year.

The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

As always, we appreciate your continued participation in Invesco Senior Loan Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco or its investment advisory affiliates in 1999. Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.
Tom Ewald Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.
Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined
Invesco in 2010. Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a master of management degree in finance from Northwestern University.

5                          Invesco Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	3.26%
10 Years	2.72
5 Years	5.51
1 Year	16.94

Class B Shares
Inception (2/18/05)	3.09%
10 Years	2.66
5 Years	6.11
1 Year	17.97

Class C Shares
Inception (2/18/05)	2.79%
10 Years	2.31
5 Years	5.44
1 Year	19.24

Class Y Shares
Inception (11/8/13)	4.55%
1 Year	21.27

Class IB Shares
Inception (10/4/89)	4.99%
10 Years	3.18
5 Years	6.46
1 Year	21.45

Class IC Shares
Inception (6/13/03)	4.39%
10 Years	3.10
5 Years	6.30
1 Year	21.10

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	3.15%
10 Years	2.78
5 Years	5.97
1 Year	11.35

Class B Shares
Inception (2/18/05)	2.98%
10 Years	2.71
5 Years	6.54
1 Year	12.01

Class C Shares
Inception (2/18/05)	2.68%
10 Years	2.35
5 Years	5.86
1 Year	13.15

Class Y Shares
Inception (11/8/13)	4.18%
1 Year	15.30

Class IB Shares
Inception (10/4/89)	4.94%
10 Years	3.21
5 Years	6.84
1 Year	15.12

Class IC Shares
Inception (6/13/03)	4.31%
10 Years	3.15
5 Years	6.71
1 Year	15.14

reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class IB and Class IC shares was 1.98%, 1.98%, 2.73%, 1.73%, 1.73% and 1.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 3.25% sales charge. Class B share performance reflects an early withdrawal charge of 3% for the first year after purchase. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class IB shares, Class IC shares and Class B shares (after November 30, 2010) are not continuously offered and have no early withdrawal charges. Class Y shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value. Class Y shares do not have early withdrawal charges.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

continued from page 10

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Senior Loan Fund

Invesco Senior Loan Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges.
∎	Effective November 30, 2010, Class B shares are no longer continuously offered. Class B Shares purchased prior to November 30, 2010 are subject to an early withdrawal charge.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Asset-backed securities risk. Asset-backed securities, including collateralized debt obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying debt obligations. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.
∎	Banking and financial services industry focus risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit and time deposits, or securities that may have guarantees or credit and liquidity enhancements provided by banks, insurance companies or other financial institutions. To the extent the Fund focuses its investments in these instruments or securities, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests (directly or indirectly), the supply of short term financing, changes in government regulation, changes in interest rates, and economic downturns in the United States and abroad.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates. Bank loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.
∎	Borrower credit risk. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

value of the Senior Loan and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of Borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized Senior Loans involve a greater risk of loss.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by continued on page 8

7	Invesco Senior Loan Fund

continued from page 7

underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Financial leverage risk. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the Common Shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the Common Shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the Common Shareholders. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes, as a regulated investment company.

As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the current cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund’s operating expenses, the effect of leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the Adviser believes to be an unlikely scenario), the Common Shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.

During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the Common Shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowings. Further, the terms of such borrowings may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares

8                          Invesco Senior Loan Fund

unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

∎	Foreign investments risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield senior loans risk. Investments in high yield Senior Loans (“junk investments”) and other lower-rated Senior Loans will subject the Fund to substantial risk of loss. These Senior Loans are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield Senior Loans tend to be very volatile.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	No trading market for shares risk. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. While there is no restriction on transferring the Shares, the Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. There is no guarantee that you will be able to sell all of the Shares that you desire to sell in any repurchase offer by the Fund.
∎	Participations risk. The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the Senior Loan. Certain participations in Senior Loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in Participations in Senior Loans.
∎	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
∎	Repurchase offer risks. If the Fund repurchases more Shares than it is able to sell, the Fund’s net assets may decline and its expense ratios may increase, and the Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell, and the Fund may be forced to dispose of Fund assets that may have declined in value. The Fund may borrow money to, among other things, finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of continued on page 10

9                          Invesco Senior Loan Fund

continued from page 9

Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings to finance repurchases of Shares will reduce the amount of net income available for payment to shareholders and may increase volatility of the net asset value of the Common Shares. See also the next section above on “Financial leverage” and the section of the Prospectus entitled “Repurchase of Shares.”
∎	Reverse repurchase agreement risk. Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price, or that the other party may default on its obligation, resulting in the Fund being delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s repurchase obligation. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Leverage will make the Fund’s returns more volatile and increase the risk of loss. Additionally, interest expenses related to reverse repurchase agreements could exceed the rate of return on debt obligations and other investments held by the Fund, thereby reducing returns to shareholders.
∎	Structured products risk. The Fund may invest in structured notes, credit-linked notes (CLN), collateralized loan obligations (CLO), collateralized debt obligations (CDO), credit default swaps (CDS) and other types of structured investments. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the Borrower. The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower.
In addition, when the Fund holds a structured product derived from a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund.

When the Fund acts as a seller of a credit default swap agreement, it is subject to the risk that an adverse credit event may occur with respect to the reference obligation and the Fund may be required to pay the buyer the full notional value of the reference obligation net of any amounts owed to the Fund by the buyer under the swap. If the Fund is a buyer of a CDS and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. The Fund may exit its obligations under a CDS only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting CDS position, which may cause the Fund to incur more losses. Swaps are subject to new federal legislation that is being implemented through rulemaking by the SEC and the Commodity Futures Trading Commission which may adversely impact the swap market generally or the Fund’s ability to use swaps.

The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

∎	Warrants, equity securities and junior debt securities risk. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.
∎	When-issued, delayed delivery and forward commitments risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.

About indexes used in this report

∎	The Credit Suisse Leveraged Loan Index represents tradable, senior- secured, US dollar-denominated, non-investment grade loans.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

10                          Invesco Senior Loan Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–102.46%(b)(c)
Aerospace & Defense–2.91%
Abacus Innovations Corp., Term Loan B	3.06%	08/16/2023	$3,246	$3,288,506
BE Aerospace, Inc., Term Loan	3.99%	12/16/2021	302	304,418
Cadence Aerospace, LLC, Term Loan	7.00%	05/09/2018	3,127	2,969,552
Consolidated Aerospace Manufacturing, LLC, Term Loan	4.75%	08/11/2022	1,397	1,355,097
IAP Worldwide Services,
Revolver Loan (Acquired 08/05/2014; Cost $1,350,691)(d)	0.00%	07/18/2018	1,351	1,323,677
Revolver Loan (Acquired 08/05/2014; Cost $150,076)	7.00%	07/18/2018	150	147,075
Second Lien Term Loan (Acquired 07/18/2014-08/18/2014; Cost $1,645,826)	8.00%	07/18/2019	1,729	1,642,975
TransDigm Inc.,
Term Loan D	3.98%	06/04/2021	2,888	2,903,903
Term Loan E	3.85%	05/16/2022	4,503	4,530,185
Term Loan F	3.78%	06/09/2023	5,986	6,025,560
				24,490,948

Air Transport–1.75%
American Airlines, Inc., Term Loan B	3.27%	12/14/2023	2,339	2,354,345
Avolon TLB Borrower 1 US LLC,
Term Loan B-1(e)	—	07/20/2020	848	858,098
Term Loan B-2(e)	—	01/20/2022	6,095	6,209,580
Delta Air Lines, Inc., Revolver Loan(d)	0.00%	10/18/2017	1,490	1,478,602
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020	2,998	3,084,156
United Airlines, Inc., Term Loan B-1	3.52%	09/15/2021	733	739,056
				14,723,837

Automotive–1.88%
Allison Transmission, Inc., Term Loan	3.28%	09/23/2022	1,737	1,759,588
Britax US Holdings Inc., Term Loan	4.50%	10/15/2020	517	436,777
CH Hold Corp.,
Delayed Draw Term Loan(d)	0.00%	02/01/2024	73	72,737
Second Lien Term Loan(e)	—	02/01/2025	100	101,807
Term Loan(e)	—	02/01/2024	719	727,369
Dealer Tire, LLC, Term Loan	4.75%	12/22/2021	22	22,641
Federal-Mogul Holdings Corp., Term Loan C	4.75%	04/15/2021	4,178	4,143,164
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.78%	04/30/2019	650	651,977
Key Safety Systems, Inc., Term Loan	5.54%	08/29/2021	294	298,162
Midas Intermediate Holdco II, LLC, Term Loan	3.75%	08/18/2021	84	84,905
MPG Holdco I Inc., Term Loan B-1	3.75%	10/20/2021	507	508,251
Tower Automotive Holdings USA, LLC, Term Loan	4.06%	04/23/2020	1,672	1,678,014
Transtar Holding Co.,
DIP Term Loan (Acquired 12/09/2016; Cost $615,567)(d)	0.00%	03/23/2017	616	615,567
DIP Term Loan (Acquired 12/09/2016; Cost $465,164)	8.25%	03/23/2017	465	465,164
First Lien Term Loan(f)	0.00%	10/09/2018	4,308	3,042,583
Second Lien Term Loan(f)	0.00%	10/09/2019	1,271	20,661
Wand Intermediate I L.P.,
First Lien Term Loan	4.75%	09/17/2021	429	434,340
Second Lien Term Loan	8.50%	09/17/2022	813	819,525
				15,883,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Beverage and Tobacco–0.33%
Constellation Brands, Inc. (Canada), Term Loan B-1	4.75%	12/16/2023	$459	$465,930
Culligan Holding, Inc., Term Loan B-1	5.00%	12/13/2023	1,480	1,506,955
Winebow Holdings, Inc., Second Lien Term Loan	8.50%	12/31/2021	830	788,302
				2,761,187

Building & Development–2.14%
American Builders & Contractors Supply Co., Inc., Term Loan	3.53%	10/31/2023	2,706	2,733,224
Beazer Homes USA, Inc., Second Lien Term Loan B (Acquired 03/15/2016; Cost $785,745)	6.75%	03/11/2018	792	788,167
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/2020	1,006	1,018,493
Forterra Finance, LLC, Second Lien Term Loan	4.50%	10/25/2023	969	980,756
HD Supply, Inc.,
Term Loan B-1	3.75%	08/13/2021	300	302,979
Term Loan B-2	3.75%	10/17/2023	1,444	1,457,306
Mueller Water Products, Inc., Term Loan B	3.28%	11/25/2021	227	230,077
Quikrete Holdings, Inc., First Lien Term Loan	4.02%	11/15/2023	5,039	5,107,978
Re/Max LLC, Term Loan	3.71%	12/15/2023	2,363	2,380,611
Realogy Group LLC, Term Loan	3.03%	07/20/2022	2,463	2,487,156
Tamarack Resort LLC,
PIK Term Loan A (Acquired 03/07/2014-12/30/2016; Cost $415,221)(g)	12.00%	03/07/2018	414	41,429
PIK Term Loan B (Acquired 03/07/2014-12/30/2016; Cost $436,338)(g)	6.50%	02/28/2019	649	0
WireCo WorldGroup, Inc., Term Loan	6.50%	09/30/2023	502	506,996
				18,035,172

Business Equipment & Services–9.71%
Allied Universal Holdco, LLC,
Delayed Draw Term Loan	5.50%	07/28/2022	188	189,191
First Lien Incremental Term Loan	5.50%	07/28/2022	1,545	1,557,383
Alorica Inc., Term Loan B (Acquired 06/23/2016; Cost $1,298,440)	5.53%	06/30/2022	1,307	1,326,823
Asurion LLC,
Incremental Term Loan B-5	4.75%	11/03/2023	1,694	1,719,172
Second Lien Term Loan	8.50%	03/03/2021	4,939	5,019,070
Term Loan B-2	4.03%	07/08/2020	7,100	7,189,980
Brickman Group Ltd. LLC,
Revolver Loan(d)	0.00%	12/18/2018	418	416,588
Second Lien Term Loan	7.50%	12/17/2021	499	503,375
Caraustar Industries, Inc.,
Incremental Term Loan	8.00%	05/01/2019	406	408,220
Term Loan	8.00%	05/01/2019	1,165	1,170,764
Change Healthcare Holdings, Inc., Term Loan(e)	—	03/01/2024	3,486	3,507,008
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/2022	731	510,756
Term Loan B	4.50%	04/09/2021	2,676	2,428,325
Cotiviti Corp.,
Term Loan A (Acquired 09/27/2016; Cost $931,511)	3.25%	09/28/2021	935	931,235
Term Loan B	3.75%	09/28/2023	242	244,692
CRCI Holdings Inc., Term Loan	6.50%	08/31/2023	987	988,816
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/2019	1,601	1,304,817
Second Lien Term Loan	8.75%	12/21/2020	826	541,623
Equinix, Inc., Term Loan B-1	3.28%	01/08/2023	319	323,806
First Data Corp.,
Term Loan	3.78%	03/24/2021	14,741	14,896,739
Term Loan	3.78%	07/10/2022	104	104,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Genesys Telecom Holdings, U.S., Inc.,
EUR Term Loan B-1	4.00%	12/01/2023	EUR	368	$396,060
Term Loan B-1	5.02%	12/01/2023		3,270	3,316,332
Global Payments Inc., Term Loan B	3.28%	04/22/2023		570	577,669
Hillman Group, Inc., Term Loan	4.50%	06/30/2021		1,535	1,549,342
Information Resources, Inc., Term Loan	5.25%	12/01/2023		1,202	1,219,797
Inmar, Inc., Second Lien Term Loan (Acquired 01/27/2014; Cost $25,451)	8.00%	01/27/2022		26	24,200
KAR Auction Services, Inc.,
Term Loan B-2(e)	4.19%	03/11/2021		228	230,915
Term Loan B-3	4.50%	03/09/2023		2,343	2,375,940
Karman Buyer Corp.,
Second Lien Term Loan	7.50%	07/25/2022		1,088	1,066,512
Term Loan	4.25%	07/25/2021		335	333,913
Learning Care Group (US) No. 2 Inc., Term Loan(e)	—	05/05/2021		1,190	1,201,900
Lonestar Intermediate Super Holdings, LLC, Term Loan	10.00%	08/31/2021		2,421	2,535,991
Peak 10, Inc., Second Lien Term Loan	8.28%	06/17/2022		432	411,074
Prime Security Services Borrower, LLC,
Revolver Loan(d)	0.00%	05/02/2022		1,431	1,430,133
Term Loan B-1	4.25%	05/02/2022		1,116	1,128,585
Spin Holdco Inc., First Lien Term Loan	4.29%	11/14/2019		5,648	5,636,882
Synchronoss Technologies, Inc., Term Loan	4.08%	01/19/2024		1,083	1,088,559
TaxAct, Inc., Term Loan	7.00%	12/31/2022		901	911,895
TNS Inc., Second Lien Term Loan	9.04%	08/14/2020		209	207,752
Trans Union, LLC, Term Loan B-2	3.28%	04/09/2023		2,966	3,002,752
U.S. Security Associates Holdings, Inc., Term Loan	6.00%	07/14/2023		1,161	1,178,491
Ventia Deco LLC, Term Loan B	5.00%	05/21/2022		964	978,495
Wash MultiFamily Acquisition Inc.,
Canadian First Lien Term Loan	4.25%	05/13/2022		160	161,154
Canadian Second Lien Term Loan (Acquired 05/04/2015; Cost $21,080)	8.00%	05/14/2023		21	21,203
First Lien Term Loan	4.25%	05/13/2022		914	920,200
Second Lien Term Loan (Acquired 05/04/2015; Cost $120,336)	8.00%	05/12/2023		121	121,059
West Corp., Term Loan B-12	3.28%	06/17/2023		1,377	1,384,270
WEX Inc., Term Loan B	4.28%	07/01/2023		3,066	3,119,259
					81,813,505

Cable & Satellite Television–4.99%
Altice US Finance I Corp., Term Loan	3.78%	01/15/2025		536	542,686
Charter Communications Operating, LLC, Term Loan I-1	3.03%	01/15/2024		5,109	5,148,498
CSC Holdings, LLC, Term Loan	3.77%	10/09/2024		5,271	5,334,209
ION Media Networks, Inc., Term Loan B-2	4.50%	12/18/2020		2,337	2,375,387
Mediacom Illinois, LLC, Term Loan K	3.00%	02/15/2024		1,765	1,775,620
Numericable-SFR S.A. (France), Term Loan B-10	4.29%	01/14/2025		4,115	4,151,355
Telenet Finance USD LLC,
Term Loan AE	3.25%	01/31/2025	EUR	254	273,105
Term Loan AF	3.77%	01/31/2025		1,448	1,462,781
UPC Financing Partnership, Term Loan AP	3.52%	04/15/2025		7,894	7,929,913
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan I	3.52%	01/31/2025		7,382	7,422,215
WaveDivision Holdings, LLC , Term Loan	3.60%	10/14/2019		249	250,792
WideOpenWest Finance LLC, Term Loan B	4.55%	08/19/2023		2,997	3,022,714
Ziggo Secured Finance Partnership, Term Loan E(e)	—	04/15/2025		2,369	2,380,391
					42,069,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–2.19%
Alpha US Bidco, Inc., Term Loan B-1(e)	—	01/31/2024		$762	$770,699
Axalta Coating Systems U.S. Holdings Inc., Term Loan B-1	3.50%	02/01/2023		186	188,806
Chemours Co. (The), Term Loan B	3.79%	05/12/2022		402	405,778
Colouroz Investment LLC,(Germany)
First Lien Term Loan B-2	4.50%	09/07/2021		2,095	2,111,223
Second Lien Term Loan B-2	8.25%	09/05/2022		3,806	3,817,824
Term Loan C	4.50%	09/07/2021		346	349,010
Constantia Flexibles Holding GmbH (Austria), Term Loan B-2-A	4.00%	04/30/2022		197	198,265
HII Holding Corp., First Lien Term Loan	4.25%	12/20/2019		401	403,546
Ineos U.S. Finance LLC, Term Loan(e)	—	02/28/2024	EUR	481	511,873
MacDermid, Inc.,
Term Loan B-4	5.00%	06/07/2023		861	872,575
Term Loan B-5	4.50%	06/07/2020		59	59,638
Otter Products, LLC, Term Loan B	5.75%	06/03/2020		2,034	2,025,083
Oxea Finance LLC, First Lien Term Loan B-2	4.25%	01/15/2020		4,126	4,090,169
Prolampac IPG Borrower LLC, Term Loan	5.06%	11/18/2023		664	675,954
Royal Holdings, Inc., Second Lien Term Loan	8.50%	06/19/2023		190	191,143
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/2020		984	987,927
Versum Materials, Term Loan	3.50%	09/30/2023		803	814,559
					18,474,072

Clothing & Textiles–0.92%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan B-1	5.00%	05/27/2021		2,429	2,459,116
Second Lien Term Loan (Acquired 05/22/2014-06/24/2015; Cost $1,239,746)	9.50%	05/27/2022		1,248	1,267,206
Ascena Retail Group, Inc., Term Loan B	5.31%	08/21/2022		1,656	1,510,535
Oak Parent, Inc., Term Loan	5.50%	10/26/2023		1,230	1,240,356
Samsonite IP Holdings, S.a.r.l (Luxembourg), Term Loan B	3.03%	08/01/2023		899	909,333
Varsity Brands Holding Co., Inc., Term Loan	5.00%	12/10/2021		371	377,292
					7,763,838

Conglomerates–0.05%
Penn Engineering & Manufacturing Corp., Incremental Term Loan B	4.04%	08/29/2021		420	422,663
Spectrum Brands, Inc., Term Loan B	3.40%	06/23/2022		12	12,472
					435,135

Containers & Glass Products–2.48%
Berlin Packaging, LLC,
Second Lien Term Loan	7.75%	09/30/2022		435	441,104
Term Loan	4.50%	10/01/2021		748	755,601
Berry Plastics Corp.,
Term Loan I(e)	—	10/01/2022		494	498,264
Term Loan J(e)	—	01/19/2024		535	539,296
Term Loan L	3.02%	01/06/2021		1,021	1,026,980
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/2019		45	45,556
Duran Group (Germany),
Term Loan C (Acquired 07/15/2015; Cost $1,242,698)	8.25%	11/28/2019		1,243	1,236,485
Term Loan D-2 (Acquired 09/20/2016; Cost $6,124,034)	8.51%	11/28/2019		6,151	6,119,823
Flex Acquisition Co., Inc., Term Loan	4.25%	12/29/2023		1,265	1,276,056
Fort Dearborn Holding Co., Inc.,
First Lien Term Loan	5.00%	10/19/2023		891	902,278
Second Lien Term Loan	9.50%	10/19/2024		166	169,521
Hoffmaster Group, Inc., First Lien Term Loan	5.50%	11/21/2023		1,487	1,510,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Multi Packaging Solutions, Inc., Term Loan D	4.25%	10/14/2023		$422	$423,289
Ranpak Corp.,
Second Lien Term Loan	8.25%	10/03/2022		237	228,733
Term Loan B-1	4.25%	10/01/2021		321	323,906
Reynolds Group Holdings Inc., Incremental Term Loan	3.78%	02/05/2023		3,474	3,507,182
Tekni-Plex, Inc.,
Second Lien Term Loan	8.75%	06/01/2023		254	254,311
Term Loan B-1	4.54%	06/01/2022		215	216,236
TricorBraun, Inc.,
Delayed Draw Term Loan(d)	0.00%	11/30/2023		128	127,881
Term Loan	4.75%	11/30/2023		1,263	1,278,809
					20,881,769

Cosmetics & Toiletries–0.82%
Coty Inc., Incremental Term Loan B	3.28%	10/27/2022		1,202	1,217,186
Galleria Co., Term Loan B	3.81%	09/29/2023		2,685	2,702,420
Prestige Brands, Inc., Term Loan B-4	3.53%	01/26/2024		2,113	2,142,379
Revlon Consumer Products Corp., Term Loan B	4.28%	09/07/2023		829	835,686
					6,897,671

Drugs–1.95%
BPA Laboratories,
First Lien Term Loan	3.54%	04/29/2020		2,466	2,088,172
Second Lien Term Loan	3.54%	04/29/2020		2,144	1,265,243
Endo Pharmaceuticals Holdings Inc., Incremental Term Loan B	3.81%	09/25/2022		1,463	1,471,367
Grifols Worldwide Operations USA, Inc., Term Loan(e)	—	01/31/2025		7,004	7,037,443
Valeant Pharmaceuticals International, Inc. (Canada),
Series C-2 Term Loan B	5.28%	12/11/2019		2,976	2,994,557
Series F-1 Term Loan B	5.53%	04/01/2022		1,571	1,583,505
					16,440,287

Ecological Services & Equipment–0.74%
Advanced Disposal Services Inc., Term Loan B-3	3.50%	11/10/2023		3,980	4,025,869
Casella Waste Systems, Inc., Term Loan	4.00%	10/17/2023		466	469,752
PHM France Holdco 19 S.A.S. (France), Term Loan B-2	3.75%	10/30/2020	EUR	67	72,330
PSSI Holdings LLC, Term Loan	4.75%	12/02/2021		262	266,475
Waste Industries USA, Inc., Term Loan B	3.53%	02/27/2020		481	484,226
WCA Waste Corp., Term Loan	3.52%	08/11/2023		882	886,515
					6,205,167

Electronics & Electrical–12.84%
4L Technologies Inc., Term Loan	5.51%	05/08/2020		4,933	4,761,579
Blackboard, Inc., Term Loan B-4	6.02%	06/30/2021		2,885	2,908,991
Cavium, Inc., Term Loan B	3.78%	08/16/2022		1,423	1,438,010
CommScope, Inc., Term Loan 5	3.28%	12/29/2022		2,490	2,517,538
Compuware Corp., Term Loan B-3	5.25%	12/15/2021		334	334,598
Dell International LLC,
Term Loan A-2	3.04%	09/07/2021		4,323	4,337,940
Term Loan B	4.04%	09/07/2023		7,349	7,407,758
Diamond US Holding LLC, Term Loan	4.75%	12/17/2021		1,435	1,444,348
Diebold, Inc., Term Loan B	5.31%	11/06/2023		2,289	2,330,316
Go Daddy Operating Co., LLC,
Delayed Draw Term Loan(d)	0.00%	02/15/2024		4,604	4,603,565
Term Loan(e)	—	02/08/2018	EUR	7,096	7,480,011
Term Loan	3.27%	02/15/2024		985	989,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Hyland Software, Inc., Term Loan	4.03%	07/01/2022		$173	$176,137
Interoute Finco plc (Luxembourg), Term Loan	3.75%	11/14/2023	EUR	312	335,163
LANDesk Group, Inc., Term Loan B	5.25%	01/20/2024		206	207,939
Lattice Semiconductor Corp., Term Loan	5.51%	03/10/2021		1,611	1,610,500
Lully Finance LLC,
First Lien Term Loan B-4(e)	—	10/16/2022	EUR	490	528,727
Second Lien Term Loan B-1	9.50%	10/16/2023		655	657,887
Second Lien Term Loan B-4 (Acquired 11/30/2016; Cost $241,682)	7.25%	10/16/2023	EUR	228	243,995
MA Finance Co., LLC, Term Loan C	4.79%	11/20/2019		3,042	3,072,488
MACOM Technology Solutions Holdings, Inc., Term Loan	4.52%	05/07/2021		832	838,008
Mediaocean LLC, Term Loan	5.25%	08/15/2022		1,486	1,508,009
Meter Reading Holding, LLC, Term Loan (Acquired 08/17/2016; Cost $1,712,261)	6.80%	08/29/2023		1,737	1,780,379
Micron Technology, Inc, Term Loan	4.54%	04/26/2022		873	885,806
Microsemi Corp., Term Loan B	3.03%	01/15/2023		2,792	2,817,367
Mirion Technologies, Inc., Term Loan	5.75%	03/31/2022		1,080	1,077,903
MKS Instruments, Inc., Term Loan B-2	3.53%	05/01/2023		1,272	1,288,193
MSC Software Corp.,
First Lien Term Loan (Acquired 05/28/2014; Cost $145,964)	5.00%	05/29/2020		147	147,128
Second Lien Term Loan	8.50%	06/01/2021		478	479,633
MTS Systems, Term Loan B	5.03%	07/05/2023		1,024	1,038,750
NeuStar, Inc., Term Loan A	4.03%	01/22/2019		2,446	2,444,557
Oberthur Technologies S.A.,
Term Loan B-1	4.70%	12/14/2023		956	966,743
Term Loan B-2(d)	0.00%	12/15/2023		1,567	1,566,789
Omnitracs, Inc., Second Lien Term Loan	8.75%	05/25/2021		131	132,434
ON Semiconductor Corp., Term Loan	4.03%	03/31/2023		7,742	7,831,192
Optiv Inc.,
Second Lien Term Loan	8.25%	01/31/2025		251	254,684
Term Loan	4.25%	02/01/2024		1,405	1,416,446
Quest Software US Holdings Inc., Term Loan	7.00%	10/31/2022		3,864	3,937,216
Ramundsen Holdings, LLC,
Second Lien Term Loan	9.50%	02/01/2025		98	99,890
Term Loan	5.25%	02/01/2024		246	249,496
Riverbed Technology, Inc., Term Loan	4.25%	04/25/2022		325	327,888
Rocket Software, Inc.,
Second Lien Term Loan	10.50%	10/14/2024		412	418,513
Term Loan	5.25%	10/14/2023		2,108	2,141,525
SS&C Technologies Inc.,
Term Loan B-1	4.03%	07/08/2022		1,794	1,805,615
Term Loan B-2	4.03%	07/08/2022		172	173,279
Sybil Software LLC, Term Loan	5.00%	09/30/2022		3,967	4,032,860
Tempe Holdco Corp., Term Loan B	4.03%	12/01/2023		1,889	1,915,463
TTM Technologies, Inc., Term Loan B	5.25%	05/31/2021		571	581,489
Veritas US Inc.,
Euro Term Loan B-1	6.63%	01/27/2023	EUR	4,771	5,087,700
Term Loan B-1	6.63%	01/27/2023		1,740	1,741,036
VF Holding Corp, Term Loan B-1	4.25%	06/30/2023		1,305	1,318,393
Western Digital Corp., Term Loan B-1	4.53%	04/29/2023		8,959	9,025,762
Zebra Technologies Corp., Term Loan	3.45%	10/27/2021		1,443	1,462,896
					108,179,585

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Equipment Leasing–0.09%
Delos Finance S.a.r.l., Term Loan	3.50%	10/06/2023		$166	$167,760
Flying Fortress Inc., Term Loan	3.25%	10/30/2022		228	230,305
IBC Capital US LLC, Term Loan	4.98%	09/09/2021		389	383,635
					781,700

Financial Intermediaries–1.89%
Black Knight InfoServ, LLC , Term Loan B	3.06%	05/27/2022		523	525,286
iPayment Inc., Term Loan	6.75%	05/08/2017		4,750	4,714,018
LPL Holdings, Inc., Term Loan B (Acquired 11/20/2015; Cost $8,446)	4.78%	11/20/2022		9	8,651
MoneyGram International, Inc., Term Loan	4.25%	03/27/2020		4,718	4,723,645
RJO Holdings Corp., Term Loan	9.54%	12/10/2017		4,556	4,464,826
RPI Finance Trust, Term Loan B-5	3.50%	10/14/2022		380	384,931
Stiphout Finance LLC,
Second Lien Term Loan (Acquired 07/23/2015; Cost $46,612)	9.00%	10/26/2023		47	46,340
Term Loan	4.75%	10/26/2022		144	144,620
TMF Group Holdco B.V. (Netherlands), Term Loan B(e)	—	09/30/2023	EUR	882	952,098
					15,964,415

Food & Drug Retailers–1.42%
Adria Group Holding B.V. (Netherlands), Term Loan(e)	—	06/04/2018	EUR	2,811	851,110
Albertsons, LLC,
Term Loan B-4	3.78%	08/25/2021		7,461	7,561,647
Term Loan B-5(e)	—	12/21/2022		1,254	1,273,360
Term Loan B-6	4.30%	06/22/2023		1,320	1,340,396
Pret A Manger (United Kingdom), Term Loan B-2	5.36%	06/20/2022	GBP	500	628,956
Rite Aid Corp.,
Second Lien Term Loan 1	5.75%	08/21/2020		73	73,159
Second Lien Term Loan 2	4.88%	06/21/2021		218	219,495
					11,948,123

Food Products–3.45%
AdvancePierre Foods, Inc., Term Loan B	4.00%	06/02/2023		2,075	2,106,266
Candy Intermediate Holdings, Inc., Term Loan	5.50%	06/15/2023		1,825	1,840,873
Chefs’ Warehouse Parent, LLC, Term Loan	6.75%	06/22/2022		866	875,328
CSM Bakery Supplies LLC,
First Lien Term Loan	5.00%	07/03/2020		34	32,415
Second Lien Term Loan	8.76%	07/03/2021		1,430	1,213,331
Dole Food Co., Inc., Term Loan B	4.55%	11/01/2018		2,870	2,884,063
Hearthside Group Holdings, LLC,
Revolver Loan(d)	0.00%	06/02/2019		1,570	1,567,326
Term Loan	4.00%	06/21/2021		284	286,212
Hostess Brands, LLC, Term Loan B	4.00%	08/03/2022		65	65,649
Jacobs Douwe Egberts International B.V., Term Loan B-1	3.50%	07/02/2022		2,567	2,595,082
JBS USA Lux S.A., Term Loan	3.28%	10/30/2022		8,309	8,367,788
Keurig Green Mountain, Inc., Term Loan B	5.27%	03/03/2023		2,679	2,715,231
NBTY, Inc., Term Loan B-1(e)	—	05/05/2023		1,042	1,050,747
Pinnacle Foods Finance LLC, Term Loan(e)	—	02/02/2024		711	715,205
Post Holdings, Inc., Revolver Loan(d)	0.00%	01/29/2019		2,094	2,090,125
Shearer’s Foods, LLC,
First Lien Term Loan	4.94%	06/30/2021		447	449,545
Second Lien Term Loan	7.75%	06/30/2022		250	246,721
					29,101,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Service–1.91%
Focus Brands, Inc., Term Loan	5.00%	10/05/2023		$327	$331,583
Landry’s, Inc., Term Loan B	4.03%	10/04/2023		1,273	1,288,946
Pizza Hut Holdings, LLC, Term Loan B	3.53%	06/16/2023		1,132	1,148,978
Red Lobster Management, LLC, Term Loan	6.25%	07/28/2021		320	325,051
Restaurant Holding Co., LLC, First Lien Term Loan	8.75%	02/28/2019		1,259	1,219,673
Steak ‘n Shake, Inc., Term Loan	4.75%	03/19/2021		1,095	1,106,069
TKC Holdings, Inc., Term Loan	4.75%	02/01/2024		1,571	1,586,433
TMK Hawk Parent Corp.,
First Lien Term Loan(e)	—	10/01/2021		902	910,998
Second Lien Term Loan (Acquired 10/01/2014; Cost $633,746)	8.50%	10/01/2022		638	635,020
US Foods, Inc., Second Incremental Term Loan	3.53%	06/27/2023		7,400	7,502,678
					16,055,429

Health Care–4.58%
Acadia Healthcare Co., Inc.,
Incremental Term Loan B	3.78%	02/11/2022		856	863,783
Term Loan B-2	3.78%	02/16/2023		2,736	2,763,996
BSN Medical Luxembourg Holding S.a.r.l. (Luxembourg), Second Lien Term Loan (Acquired 05/10/2016; Cost $1,446,185)	8.00%	07/23/2024	EUR	1,250	1,337,492
CareCore National, LLC, Term Loan	5.50%	03/05/2021		1,398	1,407,084
Community Health Systems, Inc.,
Incremental Term Loan F	4.27%	12/31/2018		1,821	1,819,788
Incremental Term Loan G	3.80%	12/31/2019		365	362,832
Revolver Loan(d)	0.00%	01/27/2019		737	737,106
Revolver Loan	5.25%	01/27/2019		106	102,423
Convatec Inc., Term Loan B	3.25%	10/31/2023		268	270,880
DJO Finance LLC, Term Loan	4.25%	06/07/2020		3,100	3,054,629
Explorer Holdings, Inc., Term Loan	6.03%	05/02/2023		680	690,752
Greatbatch Ltd., Term Loan B	5.25%	10/27/2022		1,124	1,135,526
HC Group Holdings III, Inc., Term Loan	6.00%	04/07/2022		1,540	1,497,724
HCA, Inc.,
Revolver Loan(e)	—	02/26/2019		2,285	2,251,056
Term Loan B-6	4.03%	03/18/2023		589	594,733
inVentiv Group Holdings, Inc., Term Loan	4.80%	11/09/2023		1,830	1,845,126
Kindred Healthcare, Inc., Term Loan	4.31%	04/09/2021		496	494,443
Kinetic Concepts, Inc., Term Loan B(e)	—	02/03/2024		3,007	3,011,048
MPH Acquisition Holdings LLC, Term Loan B	5.00%	06/07/2023		5,241	5,329,668
National Surgical Hospitals, Inc., Term Loan (Acquired 05/15/2015; Cost $929,592)	4.50%	06/01/2022		933	938,955
Surgical Care Affiliates, Inc., Term Loan	3.75%	03/17/2022		1,639	1,645,480
Team Health Holdings, Inc., Term Loan	3.75%	02/06/2024		2,922	2,916,972
Unilabs Diagnostics AB (Sweden), Revolver Loan(d)	0.00%	03/31/2021	EUR	768	740,867
Western Dental Services, Inc., Term Loan	7.50%	11/01/2018		2,766	2,759,386
					38,571,749

Home Furnishings–0.69%
Comfort Holding, LLC,
Second Lien Term Loan(e)	—	02/03/2025		356	344,461
Term Loan(e)	—	02/03/2024		1,276	1,281,800
Serta Simmons Bedding, LLC, Term Loan	4.54%	11/08/2023		4,011	4,034,996
Zodiac Pool Solutions LLC, Term Loan	5.50%	12/20/2023		123	124,095
					5,785,352

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–2.01%
Accudyne Industries LLC,
Revolver Loan(d)	0.00%	09/13/2019		$2,365	$2,140,367
Term Loan	4.00%	12/13/2019		2,419	2,316,456
Columbus McKinnon Corp., Term Loan	4.00%	01/31/2024		384	387,216
Crosby US Acquisition Corp.,
First Lien Term Loan	4.05%	11/23/2020		2,840	2,621,504
Second Lien Term Loan	7.05%	11/22/2021		1,081	862,950
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/2021		918	932,130
Filtration Group Corp.,
First Lien Term Loan	4.30%	11/20/2020		1,034	1,044,150
Incremental Term Loan B(d)	0.00%	11/21/2020		1,179	1,179,053
Generac Power System, Inc., Term Loan	3.75%	05/31/2023		163	165,186
Milacron LLC, Term Loan B(e)	—	09/28/2023		991	997,077
MX Holdings US, Inc., Term Loan B-1-B	3.53%	08/16/2023		1,006	1,017,919
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/2020		1,882	1,754,919
Rexnord LLC/ RBS Global, Inc., Term Loan B	3.77%	08/21/2023		339	341,054
Tank Holding Corp., Term Loan	5.26%	03/16/2022		638	638,224
Terex Corp., Term Loan	3.54%	01/31/2024		520	523,168
					16,921,373

Insurance–0.12%
AmWINS Group, Inc.,
Second Lien Term Loan	7.75%	01/25/2025		143	146,124
Term Loan B	3.75%	01/25/2024		849	855,425
York Risk Services Holding Corp., Term Loan	4.75%	10/01/2021		20	19,637
					1,021,186

Leisure Goods, Activities & Movies–3.54%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan	8.07%	07/29/2022		4,165	4,189,062
Term Loan B-3	5.07%	07/30/2021		6,768	6,798,293
AMC Entertainment, Inc.,
Incremental Term Loan B	3.53%	12/15/2023		881	892,432
Term Loan B	3.52%	12/15/2022		1,370	1,387,299
Ancestry.com Operations Inc., Term Loan B	4.25%	10/19/2023		203	205,891
Bright Horizons Family Solutions, Inc., Incremental Term Loan	3.52%	11/07/2023		614	622,201
Cinemark USA, Inc., Term Loan	3.09%	05/08/2022		129	130,797
CWGS Group, LLC, Term Loan	4.52%	11/08/2023		2,066	2,087,592
Dorna Sports, S.L. (Spain), Term Loan B	3.50%	04/30/2021	EUR	856	914,476
Equinox Holdings Inc.,
First Lien Term Loan	6.50%	01/31/2020		598	599,459
Revolver Loan (Acquired 01/30/2014-11/19/2014; Cost $1,108,404)(d)	0.00%	02/01/2018		1,112	1,001,228
Fitness International, LLC, Term Loan B	6.00%	07/01/2020		2,132	2,155,579
Regal Cinemas Corp., Term Loan	3.28%	04/01/2022		1,362	1,377,652
Sabre GLBL Inc., Term Loan B-3	3.53%	02/22/2024		745	752,400
Seaworld Parks & Entertainment, Inc., Term Loan B-2	3.25%	05/14/2020		1,844	1,842,381
Six Flags Theme Parks, Inc., Term Loan B	3.25%	06/30/2022		579	585,439
Travel Leaders Group, LLC, Term Loan	6.03%	01/25/2024		205	208,555
UFC Holdings, LLC, Second Lien Term Loan	8.50%	08/18/2024		1,045	1,076,086
UFC Holdings, LLC , First Lien Term Loan	4.25%	08/18/2023		2,948	2,973,286
					29,800,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Lodging & Casinos–4.06%
B&B Hotels S.A.S. (France), Term Loan B	6.00%	03/14/2023	EUR	1,000	$1,076,615
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/2021		394	397,201
Boyd Gaming Corp., Term Loan B-2	3.71%	09/15/2023		1,057	1,070,372
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/2021		3,248	3,275,300
ESH Hospitality, Inc., Term Loan	3.78%	08/30/2023		2,421	2,441,986
Four Seasons Holdings Ltd. (Canada), First Lien Term Loan	4.00%	11/30/2023		2,976	3,022,699
Harrah’s Operating Co., Inc., Term Loan B-6(h)	1.50%	03/01/2017		4,541	5,198,954
Hilton Worldwide Finance, LLC,
Term Loan	3.50%	10/26/2020		115	116,183
Term Loan B-2	3.28%	10/25/2023		1,566	1,576,779
La Quinta Intermediate Holdings LLC, Term Loan	3.77%	04/14/2021		4,321	4,355,021
Penn National Gaming, Inc., Term Loan B(e)	—	01/19/2024		82	83,167
Scientific Games International, Inc.,
Multicurrency Revolver Loan(d)	0.00%	10/18/2018		2,490	2,423,592
Term Loan B-3	4.85%	10/01/2021		3,834	3,899,366
Station Casinos LLC, Term Loan B	3.28%	06/08/2023		1,904	1,915,796
Tackle Group S.a.r.l. (Germany), Term Loan B	6.25%	08/08/2022	EUR	426	460,045
Twin River Management Group, Inc., Term Loan	4.50%	07/10/2020		2,848	2,892,421
					34,205,497

Nonferrous Metals & Minerals–0.29%
American Rock Salt Co. LLC,
First Lien Term Loan	4.75%	05/20/2021		551	553,638
First Lien Term Loan	4.75%	05/20/2021		204	204,795
Arch Coal Inc., Exit Term Loan	10.00%	10/05/2021		1,036	1,048,969
Corialis Group, Ltd. (United Kingdom), Term Loan B-1(e)	—	02/02/2024	EUR	149	160,880
Dynacast International LLC,
First Lien Term Loan B-1	4.50%	01/28/2022		171	173,320
Second Lien Term Loan (Acquired 01/29/2015; Cost $15,124)	9.50%	01/30/2023		15	15,237
EP Minerals, LLC, Term Loan	5.55%	08/20/2020		279	277,839
					2,434,678

Oil & Gas–6.33%
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/2019		32	21,071
Ascent Resources — Marcellus, LLC, First Lien Term Loan	5.28%	08/04/2020		3,198	2,294,432
Bronco Midstream Funding, LLC, Term Loan	5.06%	08/17/2020		2,496	2,518,979
California Resources Corp., Term Loan	11.38%	12/31/2021		917	1,036,836
Citgo Holdings Inc., Term Loan B	9.50%	05/12/2018		4,029	4,107,650
Citgo Petroleum Corp., Term Loan B	4.50%	07/29/2021		437	440,463
Crestwood Holdings LLC, Term Loan B-1	9.00%	06/19/2019		1,886	1,885,040
Drillships Financing Holding Inc., Term Loan B-1	6.06%	03/31/2021		3,589	2,962,437
Energy Transfer Equity, L.P., Term Loan	3.53%	02/02/2024		274	275,463
Fieldwood Energy LLC,
Term Loan	3.88%	09/28/2018		1,775	1,698,107
Term Loan	8.00%	08/31/2020		1,205	1,156,544
Floatel International Ltd., Term Loan	6.00%	06/27/2020		3,531	3,118,618
Gulf Finance, LLC, Term Loan B	6.25%	08/25/2023		3,480	3,544,155
HGIM Corp., Term Loan B	5.50%	06/18/2020		3,641	3,031,294
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/2021		1,467	1,434,202
Osum Production Corp. (Canada), Term Loan	6.50%	07/31/2020		2,118	1,816,270
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/2018		697	321,054
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(h)	5.50%	07/16/2021		1,454	570,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
Petroleum GEO-Services ASA, Term Loan	3.50%	03/19/2021		$4,635	$3,968,617
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/2021		1,752	1,734,233
Samson Investment Co., Second Lien Term Loan 1(f)(h)	0.00%	09/25/2018		5,806	1,756,252
Seadrill Operating L.P., Term Loan	4.00%	02/21/2021		10,267	7,740,501
Seventy Seven Operating LLC, Term Loan	3.78%	06/25/2020		1,346	1,341,276
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/2021		1,054	901,115
Targa Resources Corp., Term Loan	5.75%	02/25/2022		564	570,797
Veresen Midstream US LLC, Term Loan B-1	5.25%	03/31/2022		994	1,006,173
Weatherford International Ltd. (Bermuda), Term Loan	3.09%	07/13/2020		2,088	2,059,297
					53,311,463

Publishing–1.66%
Getty Images, Inc., Revolver Loan(d)	0.00%	10/18/2017		4,104	3,949,773
Harland Clarke Holdings Corp., Term Loan B6(e)	—	02/09/2022		174	175,840
Merrill Communications LLC, Term Loan	6.29%	06/01/2022		34	34,490
Nielsen Finance LLC, Term Loan B-3	3.27%	10/04/2023		4,695	4,757,092
ProQuest LLC, Term Loan	5.25%	10/24/2021		1,351	1,366,957
Tribune Media Co., Term Loan C	3.78%	01/27/2024		3,692	3,733,844
					14,017,996

Radio & Television–2.05%
iHeartCommunications, Inc.,
Term Loan D	7.53%	01/30/2019		7,639	6,670,499
Term Loan E	8.28%	07/31/2019		11,492	9,997,947
Sinclair Television Group Inc., Term Loan B	3.04%	01/03/2024		607	608,960
					17,277,406

Retailers (except Food & Drug)–5.69%
Action Holding B.V. (Netherlands), Term Loan B	4.25%	02/25/2022	EUR	324	350,796
Bass Pro Group, LLC, Term Loan	5.97%	12/16/2023		4,799	4,620,288
BJ’s Wholesale Club, Inc., Term Loan B(e)	—	02/03/2024		1,057	1,050,808
Burlington Coat Factory Warehouse Corp., Term Loan B-4(e)	—	08/13/2021		760	757,720
Cortefiel, S.A. (Spain),
PIK Term Loan B-1(g)	1.00%	03/21/2018	EUR	260	196,411
PIK Term Loan B-2(g)	1.00%	03/21/2018	EUR	283	214,164
PIK Term Loan B-3(g)	1.00%	03/21/2018	EUR	364	275,101
PIK Term Loan B-3(g)	1.00%	03/21/2018	EUR	132	99,418
David’s Bridal, Inc., Term Loan	5.25%	10/11/2019		953	854,267
Fullbeauty Brands Holdings Corp., Term Loan	5.75%	10/14/2022		3,020	2,589,503
J. Crew Group, Inc., Term Loan	4.00%	03/05/2021		425	245,146
Jill Acquisition LLC, Term Loan	6.04%	05/08/2022		544	537,663
Lands’ End, Inc., Term Loan B	4.25%	04/02/2021		2,450	1,852,382
Michaels Stores, Inc., Term Loan B-1	3.75%	01/28/2023		647	646,845
Moran Foods LLC, Term Loan	7.00%	12/05/2023		1,736	1,727,801
National Vision, Inc.,
First Lien Term Loan(e)	—	03/13/2021		713	714,886
Revolver Loan(d)	0.00%	03/13/2019		1,250	1,062,452
Second Lien Term Loan	6.75%	03/13/2022		87	85,475
Payless, Inc.,
Second Lien Term Loan	8.54%	03/11/2022		1,298	194,063
Term Loan	5.04%	03/11/2021		4,191	2,143,799
Petco Animal Supplies, Inc., Term Loan	4.29%	01/26/2023		2,660	2,568,588
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/2021		873	821,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Retailers (except Food & Drug)–(continued)
Savers Inc., Term Loan	5.00%	07/09/2019		$3,715	$3,322,807
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/2018		9,776	9,690,795
Toys ‘R’ Us Property Co. I, LLC, Term Loan	6.00%	08/21/2019		7,796	7,591,320
Toys ‘R’ Us-Delaware, Inc.,
Canadian Term Loan A-1	8.29%	10/24/2019		1,013	1,014,058
Term Loan A-1	8.29%	10/24/2019		1,256	1,257,432
Term Loan B-2	5.25%	05/25/2018		156	147,210
Term Loan B-3	5.25%	05/25/2018		20	18,827
Vivarte (France), Term Loan	4.00%	10/29/2019	EUR	1,488	1,252,466
					47,903,554

Steel–0.05%
Atkore International, Inc., Incremental Term Loan	4.00%	12/23/2023		433	437,324

Surface Transport–0.80%
Avis Budget Car Rental, LLC, Term Loan B	3.50%	03/15/2022		1,199	1,203,520
Kenan Advantage Group, Inc.,
Canadian Term Loan	3.78%	07/29/2022		571	572,897
Term Loan	3.78%	07/31/2022		1,934	1,940,196
PODS, LLC, Term Loan B2	4.25%	02/02/2022		909	914,460
U.S. Shipping Corp., Term Loan B-2	5.25%	06/26/2021		1,873	1,814,674
XPO Logistics, Inc., Term Loan B-2	4.30%	10/30/2021		320	323,042
					6,768,789

Telecommunications–8.35%
Avaya, Inc.,
DIP Term Loan(d)	0.00%	01/23/2018		325	324,592
DIP Term Loan	8.50%	01/23/2018		432	459,839
Communications Sales & Leasing, Inc., Term Loan B	4.00%	10/24/2022		4,735	4,765,816
Consolidated Communications, Inc.,
Incremental Term Loan(e)	—	10/05/2023		3,087	3,111,902
Term Loan	4.00%	10/05/2023		3,793	3,823,038
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/2019		3,746	3,797,391
Frontier Communications Corp., Term Loan	3.29%	03/31/2021		2,822	2,755,578
GTT Communications, Inc., Term Loan	5.00%	12/13/2023		1,645	1,672,925
Hargray Communications Group, Inc., Term Loan B-1	4.75%	06/26/2019		389	392,992
Intelsat Jackson Holdings S.A., Term Loan B-2	3.75%	06/30/2019		2,754	2,743,009
Level 3 Financing Inc., Term Loan B(e)	—	02/17/2024		8,820	8,872,267
Onvoy, LLC, Term Loan	5.50%	02/10/2024		216	216,020
Radiate Holdco, LLC, Term Loan	3.78%	02/01/2024		2,278	2,299,237
Sprint Communications, Inc., Term Loan	3.31%	02/03/2024		6,040	6,059,362
Syniverse Holdings, Inc.,
Term Loan	4.00%	04/23/2019		1,032	937,839
Term Loan	4.04%	04/23/2019		4,419	4,051,867
Telesat LLC, Term Loan B-4	3.85%	11/17/2023		6,624	6,706,721
U.S. Telepacific Corp., Term Loan	6.04%	11/25/2020		3,075	3,095,284
Windstream Services, LLC,
Term Loan B-6	4.78%	03/29/2021		5,299	5,354,929
Term Loan B-7	4.03%	02/17/2024		556	556,661
Zayo Group, LLC,
Incremental Term Loan B-1	2.78%	01/19/2021		685	691,529
Incremental Term Loan B-2	3.50%	01/19/2024		7,586	7,668,859
					70,357,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Utilities–7.78%
APLP Holdings L.P. (Canada), Term Loan	6.00%	04/13/2023		$1,358	$1,378,935
Aria Energy Operating LLC, Term Loan	5.55%	05/27/2022		764	765,301
Calpine Corp.,
Term Loan	3.07%	11/30/2017		2,314	2,317,953
Term Loan	2.60%	12/31/2019		326	326,113
Term Loan B-5	3.75%	05/27/2022		2,913	2,932,166
Term Loan B-6	3.75%	01/15/2023		5,866	5,904,140
Term Loan B-7	3.75%	05/31/2023		2,822	2,844,000
Dynegy Inc., Term Loan C-1	4.25%	06/27/2023		5,400	5,464,482
Energy Future Intermediate Holding Co. LLC, Term Loan	4.30%	06/30/2017		1,396	1,401,981
Granite Acquisition, Inc.,
Second Lien Term Loan B (Acquired 10/15/2014; Cost $2,536,007)	8.25%	12/17/2022		638	620,566
Term Loan B	5.00%	12/17/2021		2,554	2,583,979
Term Loan C	5.00%	12/17/2021		113	114,753
Lightstone Holdco LLC,
Term Loan B	6.54%	01/30/2024		3,477	3,531,887
Term Loan C	6.54%	01/30/2024		331	336,370
NRG Energy, Inc.,
Revolver Loan A(d)	0.00%	07/01/2018		17,507	17,440,237
Term Loan B	3.03%	06/30/2023		4,773	4,796,501
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/2021		868	861,273
TPF II Power, LLC, Term Loan	5.00%	10/02/2021		1,798	1,817,715
USIC Holdings, Inc., Term Loan	4.75%	12/09/2023		1,487	1,499,971
Vistra Operations Co. LLC,
Exit Term Loan B	3.53%	08/04/2023		5,567	5,599,933
Exit Term Loan C	3.53%	08/04/2023		1,270	1,277,178
Incremental Term Loan	4.02%	12/13/2023		1,743	1,757,307
					65,572,741
Total Variable Rate Senior Loan Interests					863,293,518

Bonds & Notes–8.87%
Aerospace & Defense–0.32%
LMI Aerospace, Inc.	7.38%	07/15/2019		2,598	2,675,940

Air Transport–0.37%
Mesa Airlines, Inc.(i)	5.75%	07/15/2025		3,067	3,081,903

Automotive–0.25%
Cooper-Standard Automotive Inc.(i)	5.63%	11/15/2026		384	388,800
Schaeffler AG (Germany)(i)	4.13%	09/15/2021		452	461,040
Schaeffler AG (Germany)(i)	4.50%	09/15/2023		452	450,305
Schaeffler AG (Germany)(i)	4.75%	09/15/2026		833	824,670
					2,124,815

Business Equipment & Services–0.61%
Dream Secured Bondco AB (Sweden)(j)(j)	7.25%	10/21/2023	EUR	1,850	1,974,422
Dream Secured Bondco AB (Sweden)(j)(j)	8.25%	10/21/2023	SEK	1,408	157,144
ICBPI (United Kingdom)(i)	7.13%	05/30/2021	EUR	500	525,727
ICBPI (United Kingdom)(i)(j)	8.00%	05/30/2021	EUR	1,250	1,351,727
West Corp.(i)	4.75%	07/15/2021		1,109	1,135,339
					5,144,359

Cable & Satellite Television–1.50%
Altice Financing S.A. (Luxembourg)(i)	6.63%	02/15/2023		520	551,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television–(continued)
Altice Financing S.A. (Luxembourg)(i)	7.50%	05/15/2026		$3,966	$4,258,492
Altice US Finance I Corp.(i)	5.50%	05/15/2026		5,666	5,906,805
Numericable-SFR S.A. (France)(i)	6.00%	05/15/2022		290	300,875
Numericable-SFR S.A. (France)(i)	7.38%	05/01/2026		1,020	1,060,800
Virgin Media Investment Holdings Ltd. (United Kingdom)(i)	5.50%	08/15/2026		554	568,543
					12,646,715

Chemicals & Plastics–0.28%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		2,516	2,349,128

Containers & Glass Products–0.67%
Ardagh Glass Finance PLC(i)(j)	4.29%	05/15/2021		857	879,496
Ardagh Glass Finance PLC(i)	4.63%	05/15/2023		852	867,975
Ardagh Glass Finance PLC(i)	6.63%	09/15/2023	EUR	522	573,979
Horizon Holdings III (France)(i)	8.25%	02/15/2022	EUR	676	742,975
LA Holding B.V. (Netherlands)(i)	8.00%	10/01/2021	EUR	638	731,009
Reynolds Group Holdings, Inc.(i)(j)	4.52%	07/15/2021		969	996,859
Reynolds Group Holdings, Inc.	5.75%	10/15/2020		594	612,563
Silgan Holdings, Inc.(i)	3.25%	03/15/2025	EUR	256	275,681
					5,680,537

Electronics & Electrical–0.57%
Blackboard Inc.(i)	9.75%	10/15/2021		2,907	2,972,407
Dell International LLC(i)	5.45%	06/15/2023		720	780,717
Micron Technology, Inc.(i)	7.50%	09/15/2023		905	1,011,055
					4,764,179

Financial Intermediaries–0.80%
Garfunkelux Holdco 3 S.A. (Luxembourg)(i)	7.50%	08/01/2022	EUR	2,250	2,526,668
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	1,250	1,608,452
Lindorff Group AB (Norway)(i)(j)	5.50%	08/15/2020	EUR	1,284	1,369,168
Nemean Bondco PLC (United Kingdom)(i)(j)	6.86%	02/01/2023	GBP	500	611,117
Nemean Bondco PLC (United Kingdom)(i)	7.38%	02/01/2024	GBP	285	350,124
Promontoria MCS (France)(i)(j)	5.75%	09/30/2021	EUR	233	251,249
					6,716,778

Health Care–0.98%
Care UK Health & Social Care PLC (United Kingdom)(i)(j)	5.36%	07/15/2019	GBP	1,750	2,125,344
DJO Finance LLC	10.75%	04/15/2020		3,085	2,660,812
DJO Finance LLC(i)	8.13%	06/15/2021		1,597	1,417,338
IDH Finance plc (United Kingdom)(i)	6.25%	08/15/2022	GBP	1,000	1,198,972
IDH Finance plc (United Kingdom)(i)(j)	6.36%	08/15/2022	GBP	750	890,313
					8,292,779

Lodging & Casinos–0.20%
ESH Hospitality, Inc.(i)	5.25%	05/01/2025		755	763,494
Travelodge Hotels Ltd. (United Kingdom)(i)(j)	7.86%	05/15/2023	GBP	750	938,756
					1,702,250

Nonferrous Metals & Minerals–0.33%
TiZir Ltd. (United Kingdom)	9.00%	09/28/2017		2,900	2,776,750

Oil & Gas–0.49%
Drill Rigs Holdings Inc.(i)	6.50%	10/01/2017		4,265	2,100,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
FTS International, Inc.(i)(j)	8.46%	06/15/2020		$677	$700,695
Pacific Drilling S.A. (Luxembourg)(i)	5.38%	06/01/2020		2,928	1,368,840
					4,170,048

Radio & Television–0.30%
Clear Channel International B.V.(i)	8.75%	12/15/2020		2,374	2,528,310

Retailers (except Food & Drug)–0.30%
Claire’s Stores Inc.(i)	6.13%	03/15/2020		780	331,500
New Look PLC (United Kingdom)(i)	6.50%	07/01/2022	GBP	125	136,687
New Look PLC (United Kingdom)(i)	8.00%	07/01/2023	GBP	1,375	1,321,872
TWIN SET—Simona Barbieri S.p.A. (Italy)(i)(j)	5.55%	07/15/2019	EUR	655	704,013
					2,494,072

Surface Transport–0.04%
Avis Budget Car Rental, LLC(i)	4.13%	11/15/2024	EUR	173	182,974
Hertz Corp.(i)	5.50%	10/15/2024		203	183,715
					366,689

Telecommunications–0.86%
Communications Sales & Leasing, Inc.(i)	6.00%	04/15/2023		623	654,929
Communications Sales & Leasing, Inc.(i)	7.13%	12/15/2024		146	150,928
Goodman Networks Inc.(f)	12.13%	07/01/2018		5,685	2,345,062
Wind Telecomunicazioni S.p.A. (Italy)(i)	6.50%	04/30/2020		269	280,432
Wind Telecomunicazioni S.p.A. (Italy)(i)	7.38%	04/23/2021		811	846,481
Windstream Services, LLC	7.50%	06/01/2022		2,483	2,470,585
Windstream Services, LLC	6.38%	08/01/2023		25	22,875
Zayo Group, LLC(i)	5.75%	01/15/2027		417	443,584
					7,214,876

Utilities–0.00%
Calpine Corp.(i)	7.88%	01/15/2023		1	332
Total Bonds & Notes					74,730,460

			Shares
Common Stocks & Other Equity Interests–5.16%(k)
Aerospace & Defense–0.03%
IAP Worldwide Services(i)(l)				229	286,544

Building & Development–1.32%
Axia Inc. (Acquired 05/30/2008; Cost $2,268,885)(i)(l)(m)				505	4,532,541
BMC Stock Holdings, Inc.(l)				239,911	5,038,131
Lake at Las Vegas Joint Venture, LLC,
Class A, (Acquired 07/15/2010; Cost $7,938,060)(i)(l)				780	0
Class B, (Acquired 07/15/2010; Cost $93,975)(i)(l)				9	0
Newhall Holding Co., LLC Class A(i)(l)				621,591	1,553,978
Tamarack Resort LLC (Acquired 03/07/2014; Cost $0)(i)(l)				28,000	0
					11,124,650

Chemicals & Plastics–0.00%
LyondellBasell Industries N.V.–Class A,				142	12,956

Conglomerates–0.03%
Euramax International, Inc.(i)(l)				3,272	261,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Senior Loan Fund

			Shares	Value
Cosmetics & Toiletries–0.11%
Levlad, LLC(i)(l)			4,893	$890,453

Drugs–0.00%
BPA Laboratories,
Class A, Wts. expiring 04/29/2024, (Acquired 04/29/2014; Cost $0)(i)(l)			7,160	0
Class B, Wts. expiring 04/29/2024, (Acquired 04/29/2014; Cost $0)(i)(l)			11,479	0
				0

Financial Intermediaries–0.00%
RJO Holdings Corp.(i)(l)			2,852	15,684
RJO Holdings Corp.,
Class A (Acquired 12/10/2010; Cost $0)(i)(l)			2,314	2,545
Class B (Acquired 12/10/2010; Cost $0)(i)(l)			3,000	30
				18,259

Forest Products–0.06%
Verso Corp. Class A(l)			65,375	511,886

Health Care–0.02%
New Millennium Holdco(i)(l)			136,135	144,712

Home Furnishings–0.15%
WKI Holding Co. Inc.(l)			52,654	1,263,696

Lodging & Casinos–1.79%
Twin River Management Group, Inc.(i)(l)			189,050	15,124,000

Nonferrous Metals & Minerals–0.19%
Arch Coal, Inc.(l)			21,727	1,561,302

Oil & Gas–0.13%
CJ Holdings Co.(l)			27,250	1,090,000

Publishing–0.57%
Affiliated Media, Inc.(i)			81,915	1,925,005
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,793,148)(i)(l)(m)			8,426	0
F&W Publications, Inc.(i)(l)			18,385	919,255
MC Communications, LLC (Acquired 07/02/2009; Cost $0)(i)(l)			739,818	0
Merrill Communications LLC Class A(i)(l)			326,686	1,878,444
Tronc, Inc.(l)			4,756	69,438
				4,792,142

Telecommunications–0.01%
CTM Media Holdings Inc.(l)			1,270	64,770

Utilities–0.75%
Vistra Operations Co. LLC			357,798	5,782,016
Vistra Operations Co. LLC(i)(l)			357,798	389,284
Vistra Operations Co. LLC(i)(l)			585,868	146,467
				6,317,767
Total Common Stocks & Other Equity Interests				43,464,913

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Structured Products–3.94%
Apidos CLO IX — R(i)(j)	7.12%	07/15/2023	$871	877,712
Apidos CLO X(i)(j)	6.89%	10/30/2022	610	611,961
Apidos CLO XV(i)(j)	5.78%	10/20/2025	2,571	2,455,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Atrium X LLC(i)(j)	5.52%	07/16/2025	$251	$240,108
Babson CLO Ltd. 2013-II(i)(j)	5.52%	01/18/2025	964	930,852
Carlyle Global Market Strategies 2012-2(i)(j)	7.13%	07/20/2023	1,802	1,806,187
Carlyle Global Market Strategies CLO 2013-1 Ltd.(i)(j)	6.54%	02/14/2025	1,300	1,311,790
Carlyle High Yield Partners 2007-10(i)(j)	4.22%	04/19/2022	250	249,026
Duane Street CLO 2007-4(i)(j)	5.29%	11/14/2021	369	368,552
Gallatin Funding CLO VII 2014-1, Ltd.(i)(j)	6.69%	07/15/2023	1,575	1,473,436
ING Investment Management CLO 2013-1, Ltd.(i)(j)	6.02%	04/15/2024	2,600	2,494,504
ING Investment Management CLO III, Ltd.(i)(j)	4.52%	12/13/2020	2,098	2,106,369
ING Investment Management CLO IV, Ltd.(i)(j)	5.29%	06/14/2022	542	546,031
KKR Financial CLO 2012-1, Ltd.(i)(j)	6.46%	12/15/2024	2,039	2,040,437
KKR Financial CLO 2013-1, Ltd.(i)(j)	5.77%	07/15/2025	2,393	2,272,311
Madison Park Funding XIV, Ltd.(i)(j)	5.78%	07/20/2026	750	720,294
Madison Park Funding XIV, Ltd.(i)(j)	6.43%	07/20/2026	1,075	968,960
NewStar Berkeley Fund CLO LLC 2016-1(i)(j)	5.98%	10/25/2028	1,220	1,173,659
Northwoods Capital Ltd. 2013-10A(i)(j)	4.63%	11/04/2025	629	625,871
Octagon Investment Partners XIX, Ltd.(i)(j)	5.87%	04/15/2026	1,741	1,565,837
Octagon Investment Partners XVII, Ltd.(i)(j)	5.54%	10/25/2025	775	736,930
Octagon Investment Partners XVIII, Ltd.(i)(j)	6.29%	12/16/2024	2,964	2,959,332
Regatta IV Funding Ltd. 2014-1(i)(j)	5.99%	07/25/2026	1,070	987,105
Silverado CLO 2006-II, Ltd.(i)(j)	4.77%	10/16/2020	1,545	1,550,559
Symphony CLO VIII, Ltd. 2012(i)(j)	7.01%	01/09/2023	2,140	2,151,230
Total Structured Products				33,224,757

			Shares
Preferred Stocks–0.01%(k)
Building & Development–0.00%
Tamarack Resort LLC Class B (Acquired 03/07/2014; Cost $119,180)(i)(l)			505	0

Financial Intermediaries–0.00%
RJO Holdings Corp. (Acquired 12/10/2010; Cost $0)(i)(l)			584	5,840

Retailers (except Food & Drug)–0.00%
Vivarte (France) (Acquired 01/06/2016; Cost $0)(i)(l)			934	0

Utilities–0.01%
Genie Energy Ltd.			7,632	58,385
Total Preferred Stocks				64,225
TOTAL INVESTMENTS(n)–120.44% (Cost $1,039,260,837)				1,014,777,873
BORROWINGS–(17.80)%				(150,000,000)
OTHER ASSETS LESS LIABILITIES–(2.64)%				(22,195,126)
NET ASSETS–100.00%				$842,582,747

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession
EUR	– Euro
GBP	– British Pound Sterling
PIK	– Payment-in-Kind
SEK	– Swedish Krona
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Senior Loan Fund

Notes to Schedule of Investments:

(a)	Principal amount is denominated in U.S. Dollars unless otherwise noted.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 9.
(e)	This floating rate interest will settle after February 28, 2017, at which time the interest rate will be determined.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2017 was $7,164,558, which represented less than 1% of the Fund’s Net Assets.
(g)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Cortefiel, S.A. PIK Term Loan B-1	4.25%	1.00%
Cortefiel, S.A. PIK Term Loan B-2	4.25	1.00
Cortefiel, S.A. PIK Term Loan B-3	4.25	1.00
Cortefiel, S.A. PIK Term Loan B-3	5.65	1.00
Tamarack Resort LLC, PIK Term Loan A	4.00	12.00
Tamarack Resort LLC, PIK Term Loan B	0.00	6.50

(h)	The borrower has filed for protection in federal bankruptcy court.
(i)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $123,199,963, which represented 14.62% of the Fund’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(k)	Securities acquired through the restructuring of senior loans.
(l)	Non-income producing security.
(m)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 28, 2017 was $4,532,541, which represented less than 1% of the Fund’s Net Assets. See Note 5.
(n)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Senior Loan Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $1,035,198,804)	$1,010,245,332
Investments in affiliates, at value (Cost $4,062,033)	4,532,541
Total investments, at value (Cost $1,039,260,837)	1,014,777,873
Cash	65,617,306
Foreign currencies, at value (Cost $10,471,659)	10,437,078
Receivable for:
Investments sold	42,174,311
Interest and fees	6,286,796
Fund shares sold	222,480
Investments matured, at value (Cost $23,884,779)	671,443
Unrealized appreciation on forward foreign currency contracts outstanding	370,032
Investment for trustee deferred compensation and retirement plans	32,100
Other assets	201,685
Total assets	1,140,791,104

Liabilities:
Payable for:
Borrowings	150,000,000
Investments purchased	98,996,472
Dividends	1,479,307
Accrued fees to affiliates	257,779
Accrued interest expense	192,431
Accrued trustees’ and officers’ fees and benefits	4,227
Accrued other operating expenses	521,828
Trustee deferred compensation and retirement plans	88,530
Unrealized depreciation on forward foreign currency contracts outstanding	375,526
Unfunded loan commitments	46,292,257
Total liabilities	298,208,357
Net assets applicable to common shares	$842,582,747

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,466,881,745
Undistributed net investment income	(733,988)
Undistributed net realized gain (loss)	(575,903,448)
Net unrealized appreciation (depreciation)	(47,661,562)
$842,582,747

Net Assets:
Class A	$121,627,023
Class B	$1,632,603
Class C	$117,699,153
Class Y	$2,036,804
Class IB	$552,938,968
Class IC	$46,648,196

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Class A	18,197,948
Class B	244,260
Class C	17,575,436
Class Y	304,723
Class IB	82,700,849
Class IC	6,977,646
Class A:
Net asset value per share	$6.68
Maximum offering price per share
(Net asset value of $6.68 ÷ 96.75%	$6.90
Class B:
Net asset value and offering price per share	$6.68
Class C:
Net asset value and offering price per share	$6.70
Class Y:
Net asset value and offering price per share	$6.68
Class IB:
Net asset value and offering price per share	$6.69
Class IC:
Net asset value and offering price per share	$6.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Senior Loan Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$59,216,524
Dividends	840,076
Other income	1,694,414
Total investment income	61,751,014

Expenses:
Advisory fees	7,346,215
Administrative services fees	2,087,122
Custodian fees	254,383
Distribution fees:
Class A	292,678
Class B	5,163
Class C	1,182,530
Class IC	69,335
Interest, facilities and maintenance fees	3,232,628
Transfer agent fees	892,585
Trustees’ and officers’ fees and benefits	26,542
Registration and filing fees	67,390
Reports to shareholders	989,457
Professional services fees	147,999
Other	74,168
Total expenses	16,668,195
Less: Expense offset arrangement(s)	(4,466)
Net expenses	16,663,729
Net investment income	45,087,285

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(5,473,376)
Foreign currencies	(664,061)
Forward foreign currency contracts	4,998,746
(1,138,691)
Change in net unrealized appreciation (depreciation) of:
Investment securities	117,022,277
Foreign currencies	79,228
Forward foreign currency contracts	(1,794,265)
115,307,240
Net realized and unrealized gain	114,168,549
Net increase in net assets resulting from operations	$159,255,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Senior Loan Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$45,087,285	$57,825,555
Net realized gain (loss)	(1,138,691)	(41,115,268)
Change in net unrealized appreciation (depreciation)	115,307,240	(98,964,765)
Net increase (decrease) in net assets resulting from operations	159,255,834	(82,254,478)

Distributions to shareholders from net investment income:
Class A	(5,775,753)	(9,352,185)
Class B	(103,441)	(257,356)
Class C	(4,966,347)	(7,970,452)
Class Y	(69,061)	(108,631)
Class IB	(28,511,016)	(38,944,028)
Class IC	(2,327,793)	(3,103,057)
Total distributions to shareholders from net investment income	(41,753,411)	(59,735,709)

Return of capital:
Class A	(218,745)	—
Class B	(3,875)	—
Class C	(220,587)	—
Class Y	(2,521)	—
Class IB	(1,026,953)	—
Class IC	(86,317)	—
Total return of capital	(1,558,998)	—

Share transactions-net:
Class A	(9,734,001)	(45,522,429)
Class B	(1,082,254)	(3,756,163)
Class C	(15,030,726)	(40,340,086)
Class Y	753,012	(1,100,636)
Class IB	(46,726,612)	(69,459,335)
Class IC	(3,405,514)	(4,534,234)
Net increase (decrease) in net assets resulting from share transactions	(75,226,095)	(164,712,883)
Net increase (decrease) in net assets	40,717,330	(306,703,070)

Net assets:
Beginning of year	801,865,417	1,108,568,487
End of year (includes undistributed net investment income of $(733,988) and $(3,293,385), respectively)	$842,582,747	$801,865,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Senior Loan Fund

Statement of Cash Flows

For the years ended February 28, 2017

Cash provided by operating activities:
Net increase in net assets resulting from operations	$159,255,834

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(651,962,650)
Proceeds from sales of investments	752,346,734
Amortization of premium and accretion of discount on investment securities	(6,424,344)
Net change in unfunded loan commitments	11,111,054
Decrease in interest receivables and other assets	1,633,546
Increase in accrued expenses and other payables	139,282
Net realized gain (loss) on investment securities	5,473,376
Net change in unrealized appreciation on investments	(117,022,277)
Net change in forward foreign currency contracts	1,794,265
Net cash provided by operating activities	156,344,820

Cash provided by (used in) financing activities:
Proceeds from shares of beneficial interest sold	22,633,533
Disbursements for shares of beneficial interest repurchased	(122,113,768)
Dividends paid to shareholders from net investment income	(18,190,227)
Return of capital	(1,558,998)
Net cash provided by (used in) financing activities	(119,229,460)
Net increase in cash and cash equivalents	37,115,360
Cash and cash equivalents at beginning of period	38,939,024
Cash and cash equivalents at end of period	$76,054,384

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$24,063,287
Conversion of Class B Shares to Class A Shares	$441,369

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$3,196,715

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class B, Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock

32                         Invesco Senior Loan Fund

Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

33                         Invesco Senior Loan Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

34                         Invesco Senior Loan Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Other Risks — The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

P.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.90%
Next $1 billion	0.85%
Next $1 billion	0.825%
Next $500 million	0.80%
Over $3 billion	0.775%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

35                         Invesco Senior Loan Fund

The Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 28, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serve as custodian and fund accountant and provides certain administrative services of the Fund.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% each of the average daily net assets of Class B and Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $8,851 in front-end sales commissions from the sale of Class A shares and $316, $2,393 and $395 from Class B, Class C and Class IB shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2017, there were transfers from Level 2 to Level 3 of $13,301,915 due to third party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $17,534,249, due to third-party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$778,190,296	$85,103,222	$863,293,518
Bonds & Notes	—	74,730,460	—	74,730,460
Structured Products	—	33,224,757	—	33,224,757
Common Stock & Other Equity Interests	14,130,499	21,015,423	8,318,991	43,464,913
Preferred Stocks	58,385	—	5,840	64,225
	14,188,884	907,160,936	93,428,053	1,014,777,873
Forward Foreign Currency Contracts*	—	(5,494)	—	(5,494)
Total Investments	$14,188,884	$907,155,442	$93,428,053	$1,014,772,379

*	Unrealized appreciation (depreciation).

36                         Invesco Senior Loan Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2017:

	Value 02/29/16	Purchases	Sales	Accrued Discounts/ Premiums	Net Realized Gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/17
Variable Rate Senior Loan Interests	$78,122,913	$57,148,056	$(56,584,467)	$638,839	$598,933	$3,536,505	$12,038,219	$(10,395,776)	$85,103,222
Bonds & Notes	5,584,923	—	(340,430)	8,100	(2,216,505)	2,177,380	—	(5,213,468)	—
Common Stock & Other Equity Interests	10,618,712	275,358	(10,026,277)	—	10,026,277	(1,913,770)	1,263,696	(1,925,005)	8,318,991
Preferred Stocks	37,961	—	—	—	—	(32,121)	—	—	5,840
Total	$94,364,509	$57,423,414	$(66,951,174)	$646,939	$8,408,705	$3,767,994	$13,301,915	$(17,534,249)	$93,428,053

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/15/17	Bank of America, N.A.	EUR	8,894,169	USD	9,476,247	$9,427,627	$48,620
03/15/17	Barclays Bank PLC	EUR	8,894,170	USD	9,474,685	9,427,628	47,057
03/15/17	Barclays Bank PLC	USD	9,260,403	EUR	8,726,581	9,249,987	(10,416)
03/15/17	Barclays Bank PLC	USD	2,909,701	GBP	2,323,037	2,883,350	(26,351)
03/15/17	Citibank, N.A.	SEK	2,432,488	USD	273,078	269,648	3,430
03/15/17	Citibank, N.A.	USD	9,265,564	EUR	8,727,513	9,250,975	(14,589)
03/15/17	Citibank, N.A.	USD	2,914,511	GBP	2,326,667	2,887,856	(26,655)
03/15/17	Citibank, N.A.	USD	275,709	SEK	2,461,323	272,845	(2,864)
03/15/17	Goldman Sachs International	EUR	8,894,809	USD	9,473,594	9,428,305	45,289
03/15/17	Goldman Sachs International	GBP	9,295,776	USD	11,332,617	11,537,905	(205,288)
03/15/17	Goldman Sachs International	USD	9,980,134	EUR	9,396,643	9,960,238	(19,896)
03/15/17	Goldman Sachs International	USD	2,909,773	GBP	2,323,037	2,883,350	(26,423)
03/15/17	JPMorgan Chase Bank, N.A.	SEK	2,433,304	USD	273,187	269,738	3,449
03/15/17	JPMorgan Chase Bank, N.A.	USD	269,336	SEK	2,404,469	266,542	(2,794)
03/15/17	Royal Bank of Canada	EUR	8,894,170	USD	9,477,227	9,427,627	49,600
03/15/17	Royal Bank of Canada	USD	2,910,382	GBP	2,323,037	2,883,350	(27,032)
03/15/17	Royal Bank of Canada	USD	9,263,205	EUR	8,726,581	9,249,987	(13,218)
04/18/17	Barclays Bank PLC	EUR	8,708,428	USD	9,257,960	9,245,717	12,243
04/18/17	Barclays Bank PLC	GBP	2,320,764	USD	2,909,672	2,883,058	26,614
04/18/17	Citibank, N.A.	EUR	8,701,834	USD	9,255,192	9,238,716	16,476
04/18/17	Citibank, N.A.	GBP	2,319,235	USD	2,908,031	2,881,159	26,872
04/18/17	Citibank, N.A.	SEK	2,413,210	USD	270,800	267,982	2,818
04/18/17	Goldman Sachs International	EUR	8,708,428	USD	9,258,017	9,245,718	12,299
04/18/17	Goldman Sachs International	GBP	2,320,764	USD	2,909,727	2,883,058	26,669
04/18/17	JPMorgan Chase Bank, N.A.	SEK	2,413,461	USD	270,840	268,010	2,830
04/18/17	Royal Bank of Canada	EUR	9,116,049	USD	9,696,994	9,678,487	18,507
04/18/17	Royal Bank of Canada	GBP	2,320,763	USD	2,910,316	2,883,057	27,259
Total Forward Foreign Currency Contracts — Currency Risk							$(5,494)

Currency Abbreviations:

EUR	– Euro
GBP	– British pound Sterling

SEK	– Swedish Krona
USD	– U.S. Dollar

37                         Invesco Senior Loan Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2017:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$370,032
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$370,032

Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(375,526)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(375,526)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash	Net Amount
Bank of America, N.A.	$48,620	$—	$48,620	$—	$—	$48,620
Barclays Bank PLC	85,914	(36,767)	49,147	—	—	49,147
Citibank, N.A.	49,596	(44,108)	5,488	—	—	5,488
Goldman Sachs International	84,257	(251,607)	(167,350)	—	—	(167,350)
JPMorgan Chase Bank, N.A.	6,279	(2,794)	3,485	—	—	3,485
Royal Bank of Canada	95,366	(40,250)	55,116	—	—	55,116
Total	$370,032	$(375,526)	$(5,494)	$—	$—	$(5,494)

Effect of Derivative Investments for the year ended February 28, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$4,998,746
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,794,265)
Total	$3,204,481

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$87,359,794

NOTE 5—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2017.

	Value 02/29/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 02/28/17	Dividend Income
Axia Inc., Common Shares	$3,744,250	$—	$—	$788,291	$—	$4,532,541	$—
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Total	$3,744,250	$—	$—	$788,291	$—	$4,532,541	$—

38                         Invesco Senior Loan Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,466.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 8—Cash Balances and Borrowings

The Fund entered into a $375 million revolving credit and security agreement which will expire on November 18, 2017. The revolving credit agreement is secured by the assets of the Fund.

During the year ended February 28, 2017, the average daily balance of borrowing under the revolving credit and security agreement was $150,000,000 with a weighted interest rate of 0.79%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Unfunded Loan Commitments

As of February 28, 2017, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount*		Value
Accudyne Industries LLC	Extending Revolver		$2,365,047	$2,140,367
Avaya Inc.	DIP Term Loan		324,592	324,592
Brickman Group Ltd. LLC	Revolver Loan		417,854	416,588
CH Hold Corp.	Delayed Draw Term Loan		72,737	72,737
Community Health Systems, Inc.	Revolver Loan		740,382	737,106
Delta Air Lines, Inc.	Revolver Loan		1,489,776	1,478,602
Equinox Holdings Inc.	Revolver Loan		1,112,475	1,001,228
Filtration Group Corp.	Incremental Term Loan B		1,179,053	1,179,053
Getty Images, Inc.	Revolver Loan		4,103,661	3,949,773
Go Daddy Operating Co., LLC	Delayed Draw Term Loan		4,603,565	4,603,565
Hearthside Group Holdings, LLC	Revolver Loan		1,569,838	1,567,326
IAP Worldwide Services	Revolver Loan		1,350,691	1,323,677
National Vision, Inc.	First Lien Revolver Loan		1,249,944	1,062,452
NRG Energy, Inc.	Revolver Loan A		17,507,378	17,440,237
Oberthur Technologies S.A.	Term Loan B-2		1,566,789	1,566,789
Prime Security Services Borrower, LLC	Incremental Revolver Loan		1,431,027	1,430,133
Post Holdings, Inc.	Revolver Loan		2,094,166	2,090,125
Scientific Games International, Inc.	Multicurrency Revolver Loan		2,489,987	2,423,592
Transtar Holding Co.	DIP Term Loan		615,567	615,567
TricorBraun, Inc.	Delayed Draw Term Loan		127,881	127,881
Unilabs Diagnostics AB	Revolver Loan	EUR	768,492	740,867
				$46,292,257

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro

39                         Invesco Senior Loan Fund

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$41,753,411	$59,735,709
Return of capital	1,558,998	—
Total distributions	$43,312,409	$59,735,709

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation (depreciation) — investments	$(25,416,001)
Net unrealized appreciation (depreciation) — other investments	(23,173,102)
Temporary book/tax differences	(87,288)
Capital loss carryforward	(575,622,607)
Shares of beneficial interest	1,466,881,745
Total net assets	$842,582,747

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization of bond premium and interest accrual on defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$312,979,210	$—	$312,979,210
February 28, 2019	93,431,312	—	93,431,312
Not subject to expiration	—	169,212,085	169,212,085
	$406,410,522	$169,212,085	$575,622,607

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $724,199,628 and $756,035,408, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$34,549,774
Aggregate unrealized (depreciation) of investment securities	(59,965,775)
Net unrealized appreciation (depreciation) of investment securities	$(25,416,001)

Cost of investments for tax purposes is $1,040,193,874.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, return of capital and bond premium amortization, on February 28, 2017, undistributed net investment income was increased by $784,521, undistributed net realized gain (loss) was increased by $216,397,852 and shares of beneficial interest was decreased by $217,182,373. This reclassification had no effect on the net assets of the Fund.

40                         Invesco Senior Loan Fund

NOTE 13—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	2,382,957	$15,363,694	1,240,916	$8,108,590
Class B	14,328	91,473	6,690	42,890
Class C	809,124	5,241,547	830,794	5,449,799
Class Y	149,867	977,502	42,401	282,799
Class IB	159,913	1,032,516	103,926	664,735
Class IC	11,251	72,941	8,325	54,695

Issued as reinvestment of dividends:
Class A	487,986	3,104,403	817,883	5,235,551
Class B	9,192	58,299	22,115	142,819
Class C	460,548	2,934,531	763,323	4,894,846
Class Y	7,297	46,696	10,220	65,930
Class IB	2,580,298	16,446,518	3,442,838	21,996,484
Class IC	231,200	1,472,840	310,181	1,981,101

Automatic conversion of Class B shares to Class A shares:
Class A	69,806	441,369	325,607	2,149,541
Class B	(69,806)	(441,369)	(325,607)	(2,149,541)

Reacquired:
Class A	(4,541,853)	(28,643,467)	(9,588,153)	(61,016,111)
Class B	(124,380)	(790,657)	(279,368)	(1,792,331)
Class C	(3,655,673)	(23,206,804)	(7,965,525)	(50,684,731)
Class Y	(43,097)	(271,186)	(221,359)	(1,449,365)
Class IB	(10,081,514)	(64,205,646)	(14,352,306)	(92,120,554)
Class IC	(775,871)	(4,951,295)	(1,012,814)	(6,570,030)
Net increase (decrease) in share activity	(11,918,427)	$(75,226,095)	(25,819,913)	$(164,712,883)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2017, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$4,103,661	$3,949,773
Citibank, N.A.	2,365,047	2,140,367
Goldman Sachs Lending Partners LLC	3,344,110	3,152,577
Mizuho Corporate Bank	17,507,378	17,440,237
Total	$27,320,196	$26,682,954

41                         Invesco Senior Loan Fund

NOTE 15—Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2017:

		Amount per Share
Share Class	Record Date	Payable March 31, 2017
Class A	Daily	$0.0247
Class B	Daily	$0.0247
Class C	Daily	$0.0208
Class Y	Daily	$0.0260
Class IB	Daily	$0.0260
Class IC	Daily	$0.0252

NOTE 16—Repurchase of Shares

The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.

The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for the offers is for not less than 6% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). During the year ended February 28, 2017, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)
March 18, 2016	6.0%	1,902,753	1.4%
April 15, 2016	6.0	1,972,097	1.4
May 20, 2016	6.0	1,862,451	1.4
June 17, 2016	6.0	1,637,524	1.2
July 15, 2016	6.0	1,438,925	1.1
August 19, 2016	6.0	1,520,665	1.2
September 16, 2016	6.0	1,496,214	1.4
October 21, 2016	6.0	1,750,646	1.3
November 18, 2016	6.0	1,548,372	1.2
December 16, 2016	6.0	1,549,392	1.2
January 20, 2017	6.0	1,216,034	1.0
February 17, 2017	6.0	1,220,603	1.0

42                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended February 28, 2017		Year ended February 29, 2016	Years ended February 28,
				2015	2014	2013
Net asset value, beginning of period	$5.81		$6.76	$6.99	$6.89	$6.58
Net investment income(a)	0.34		0.38	0.36	0.34	0.40
Net gains (losses) on securities (both realized and unrealized)	0.86		(0.94)	(0.23)	0.17	0.34
Total from investment operations	1.20		(0.56)	0.13	0.51	0.74
Less:
Dividends from net investment income	(0.32)		(0.39)	(0.36)	(0.40)	(0.43)
Return of Capital	(0.01)		—	—	(0.01)	—
Total distributions	(0.33)		(0.39)	(0.36)	(0.41)	(0.43)
Net asset value, end of period	$6.68		$5.81	$6.76	$6.99	$6.89
Total return at net asset value(b)(c)	20.97%		(8.65)%	1.88%	7.58%	11.56%
Net assets, end of period (000’s omitted)	$121,627		$115,036	$182,673	$232,475	$123,447
Portfolio turnover rate(d)	73%		51%	59%	95%	101%

Ratio/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	2.06	%(e)	1.98%	1.90%	1.92%	1.71%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.67	%(e)	1.68%	1.66%	1.66%	1.40%
Without fee waivers and/or expense reimbursements(c)	2.06	%(e)	1.98%	1.90%	1.92%	1.94%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.34	%(e)	5.82%	5.16%	4.92%	5.98%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$150,000	$224,000	$254,000	$211,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,617		$6,346	$5,949	$6,164	$6,827

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.04% for the years ended February 28, 2017, February 29, 2016, February 28, 2015, February 28, 2014 and February 28, 2013, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Ratios are based on average daily net assets (000’s omitted) of $117,071.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

43                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class B
	Year ended February 28,		Year ended February 29,	Years ended February 28,
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$5.81		$6.76	$7.02	$6.91	$6.58
Net investment income(a)	0.34		0.38	0.36	0.34	0.39
Net gains (losses) on securities (both realized and unrealized)	0.86		(0.94)	(0.23)	0.18	0.34
Total from investment operations	1.20		(0.56)	0.13	0.52	0.73
Less:
Dividends from net investment income	(0.32)		(0.39)	(0.39)	(0.40)	(0.40)
Return of capital	(0.01)		—	—	(0.01)	—
Total distributions	(0.33)		(0.39)	(0.39)	(0.41)	(0.40)
Net asset value, end of period	$6.68		$5.81	$6.76	$7.02	$6.91
Total return at net asset value(b)(c)	20.97%		(8.65)%	1.82%	7.72%	11.38%
Net assets, end of period (000’s omitted)	$1,633		$2,411	$6,704	$10,575	$12,888
Portfolio turnover rate(d)	73%		51%	59%	95%	101%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	2.06	%(e)	1.98%	1.90%	1.92%	1.84%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.67	%(e)	1.68%	1.66%	1.66%	1.53%
Without fee waivers and/or expense reimbursements(c)	2.06	%(e)	1.98%	1.90%	1.92%	2.07%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.34	%(e)	5.82%	5.16%	4.92%	5.85%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$150,000	$224,000	$254,000	$211,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,617		$6,346	$5,949	$6,164	$6,827

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.17% for the years ended February 28, 2017, February 29, 2016, February 28, 2015, February 28, 2014 and February 28, 2013, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,065.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

44                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class C
	Year ended February 28,		Year ended February 29,	Years ended February 28,
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$5.82		$6.77	$7.00	$6.89	$6.58
Net investment income(a)	0.29		0.33	0.31	0.29	0.35
Net gains (losses) on securities (both realized and unrealized)	0.87		(0.94)	(0.24)	0.18	0.33
Total from investment operations	1.16		(0.61)	0.07	0.47	0.68
Less:
Dividends from net investment income	(0.27)		(0.34)	(0.30)	(0.35)	(0.37)
Return of capital	(0.01)		—	—	(0.01)	—
Total distributions	(0.28)		(0.34)	(0.30)	(0.36)	(0.37)
Net asset value, end of period	$6.70		$5.82	$6.77	$7.00	$6.89
Total return at net asset value(b)(c)	20.24%		(9.38)%	1.06%	6.93%	10.67%
Net assets, end of period (000’s omitted)	$117,699		$116,229	$178,395	$195,205	$142,143
Portfolio turnover rate(d)	73%		51%	59%	95%	101%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	2.81	%(e)	2.73%	2.65%	2.67%	2.46%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	2.42	%(e)	2.43%	2.41%	2.41%	2.15%
Without fee waivers and/or expense reimbursements(c)	2.81	%(e)	2.73%	2.65%	2.67%	2.69%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	4.59	%(e)	5.07%	4.41%	4.17%	5.23%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$150,000	$224,000	$254,000	$211,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,617		$6,346	$5,949	$6,164	$6,827

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 1.00% 1.00%, 1.00%, 1.00% and 0.79% for the years ended February 28, 2017, February 29, 2016, February 28, 2015, February 28, 2014 and February 28, 2013, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Ratios are based on average daily net assets (000’s omitted) of $118,253.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

45                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class Y
	Year ended February 28,		Year ended February 29,	Years ended February 28,
	2017		2016	2015	2014(a)
Net asset value, beginning of period	$5.81		$6.77	$7.00	$6.96
Net investment income(b)	0.36		0.40	0.38	0.11
Net gains (losses) on securities (both realized and unrealized)	0.85		(0.95)	(0.23)	0.04
Total from investment operations	1.21		(0.55)	0.15	0.15
Less:
Dividends from net investment income	(0.33)		(0.41)	(0.38)	(0.10)
Return of capital	(0.01)		—	—	(0.01)
Total distributions	(0.34)		(0.41)	(0.38)	(0.11)
Net asset value, end of period	$6.68		$5.81	$6.77	$7.00
Total return at net asset value(c)	21.27%		(8.53)%	2.16%	2.22%
Net assets, end of period (000’s omitted)	$2,037		$1,108	$2,433	$2,357
Portfolio turnover rate(d)	73%		51%	59%	95%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.81	%(e)	1.73%	1.65%	1.60	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.42	%(e)	1.43%	1.41%	1.37	%(f)
Without fee waivers and/or expense reimbursements	1.81	%(e)	1.73%	1.65%	1.60	%(f)
Ratio of net investment income with fee waivers and/or expense reimbursements	5.59	%(e)	6.07%	5.41%	5.24	%(f)

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$150,000	$224,000	$254,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$6,617		$6,346	$5,949	$6,164

(a)	Commencement date of November 8, 2013.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,356.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

46                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class IB
	Year ended February 28, 2017		Year ended February 29, 2016	Years ended February 28,
				2015	2014	2013
Net asset value, beginning of period	$5.81		$6.77	$7.00	$6.89	$6.58
Net investment income(a)	0.36		0.39	0.37	0.36	0.40
Net gains (losses) on securities (both realized and unrealized)	0.86		(0.94)	(0.22)	0.18	0.34
Total from investment operations	1.22		(0.55)	0.15	0.54	0.74
Less:
Dividends from net investment income	(0.33)		(0.41)	(0.38)	(0.42)	(0.43)
Return of capital	(0.01)		—	—	(0.01)	—
Total distributions	(0.34)		(0.41)	(0.38)	(0.43)	(0.43)
Net asset value, end of period	$6.69		$5.81	$6.77	$7.00	$6.89
Total return at net asset value(b)	21.45%		(8.53)%	2.16%	8.00%	11.59%
Net assets, end of period (000’s omitted)	$552,939		$523,422	$682,816	$805,123	$877,598
Portfolio turnover rate(c)	73%		51%	59%	95%	101%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.81	%(d)	1.73%	1.65%	1.67%	1.67%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.42	%(d)	1.43%	1.41%	1.41%	1.36%
Without fee waivers and/or expense reimbursements	1.81	%(d)	1.73%	1.65%	1.67%	1.69%
Ratio of net investment income with fee waivers and/or expense reimbursements	5.59	%(d)	6.07%	5.41%	5.17%	6.02%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$150,000	$224,000	$254,000	$211,000
Asset coverage per $1,000 unit of senior indebtedness(e)	$6,617		$6,346	$5,949	$6,164	$6,827

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(d)	Ratios are based on average daily net assets (000’s omitted) of $549,880.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

47                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class IC
	Year ended February 28, 2017		Year ended February 29, 2016	Years ended February 28,
				2015	2014	2013
Net asset value, beginning of period	$5.81		$6.77	$7.00	$6.89	$6.58
Net investment income(a)	0.35		0.38	0.36	0.36	0.40
Net gains (losses) on securities (both realized and unrealized)	0.86		(0.94)	(0.22)	0.18	0.34
Total from investment operations	1.21		(0.56)	0.14	0.54	0.74
Less:
Dividends from net investment income	(0.32)		(0.40)	(0.37)	(0.42)	(0.43)
Return of capital	(0.01)		—	—	(0.01)	—
Total distributions	(0.33)		(0.40)	(0.37)	(0.43)	(0.43)
Net asset value, end of period	$6.69		$5.81	$6.77	$7.00	$6.89
Total return at net asset value(b)(c)	21.28%		(8.68)%	1.99%	7.83%	11.57%
Net assets, end of period (000’s omitted)	$46,648		$43,660	$55,548	$66,029	$73,356
Portfolio turnover rate(d)	73%		51%	59%	95%	101%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	1.96	%(e)	1.88%	1.80%	1.82%	1.69%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.57	%(e)	1.58%	1.56%	1.56%	1.38%
Without fee waivers and/or expense reimbursements(c)	1.96	%(e)	1.88%	1.80%	1.82%	1.84%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.44	%(e)	5.92%	5.26%	5.02%	6.00%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$150,000	$224,000	$254,000	$211,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,617		$6,346	$5,949	$6,164	$6,827

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.15%, 0.15%, 0.15%, 0.15% and 0.02% for the years ended February 28, 2017, February 29, 2016, February 28, 2015, February 28, 2014 and February 28, 2013, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Ratios are based on average daily net assets (000’s omitted) of $46,224.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

NOTE 18—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect

48                         Invesco Senior Loan Fund

pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013. The review of the Transeastern Lenders remedies obligation is currently pending before the District Court. The parties argued the effects of the Supreme Court decisions in Executive Benefits Ins. Agency v. Arkison (In re Bellingham) (No. 12-1200) and Wellness International Network, Ltd. v. Sharif (No. 13-935) on liabilities before the District Court, which denied that the cases were an intervening change in law that affected the liabilities decision. The District Court remanded to the bankruptcy court a question on the effect of the settlement with other parties on the Transeastern Lenders remedies obligations. On April 1, 2016, the Bankruptcy Court acknowledged that the Monarch settlement reduces the Transeastern Lenders’ damages to $273 million from $505 million (a point that was undisputed) but concluded that the New Lender and D&O settlements do not eliminate, reduce, or otherwise impact the disgorgement and damages owed by the Transeastern Lenders.

On March 8, 2017, the District Court adopted the Bankruptcy Court’s report and recommendation on the impact of the interim settlements, holding that the settlement with the Transeastern Lenders and settlement of the D& O litigation had no impact on the remedial scheme, and that the settlement with Monarch reduced the liability of the non-settling Transeastern Lenders to $273 million. The Transeastern Lenders will appeal this decision.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

49                         Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Senior Loan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Invesco Senior Loan Fund (the “Fund”) as of February 28, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

50                         Invesco Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,068.20	$10.51	$1,014.63	$10.24	2.05%
B	1,000.00	1,068.20	10.51	1,014.63	10.24	2.05
C	1,000.00	1,065.80	14.34	1,010.91	13.96	2.80
IB	1,000.00	1,071.20	9.24	1,015.87	9.00	1.80
IC	1,000.00	1,068.80	10.00	1,015.12	9.74	1.95
Y	1,000.00	1,069.60	9.24	1,015.87	9.00	1.80

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

51                         Invesco Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.02%
Corporate Dividends Received Deduction*	0.02%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution information

The following table sets forth on a per share basis the distribution that was paid in September 2016. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
09/30/16	Class A	$0.0259	$0.000	$0.0013	$0.0272
09/30/16	Class B	$0.0259	$0.000	$0.0013	$0.0272
09/30/16	Class C	$0.0219	$0.000	$0.0013	$0.0232
09/30/16	Class Y	$0.0272	$0.000	$0.0013	$0.0285
09/30/16	Class IB	$0.0272	$0.000	$0.0013	$0.0285
09/30/16	Class IC	$0.0264	$0.000	$0.0013	$0.0277

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

52                         Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	1997	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Senior Loan Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file number for the Fund is shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-05845                                                     Invesco Distributors, Inc.                                                                          VK-SLO-AR-1            04202017     0951

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Larry Soll, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, James T. Bunch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Larry Soll, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

(a) to (d)

Item 4.	Principal Accountant Fees and Services

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016

Audit Fees	$69,975	$69,975
Audit-Related Fees(1)	$12,500	$12,500
Tax Fees(2)	$6,125	$9,625
All Other Fees	$0	$0

Total Fees	$88,600	$92,100

(g) PWC billed the Registrant aggregate non-audit fees of $18,625 for the fiscal year ended 2017, and $22,125 for the fiscal year ended 2016, for non-audit services rendered to the Registrant.

(1)

Audit-Related fees for the fiscal year end February 28, 2017 includes fees billed for agreed upon procedures related to line of credit compliance. Audit-Related fees for the fiscal year end February 29, 2016 includes fees billed for agreed upon procedures related to line of credit compliance.

(2)

Tax fees for the fiscal year end February 28, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 29, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre- Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre- Approved by the Registrant’s Audit Committee

Audit-Related Fees	$635,000	$634,963
Tax Fees	$0	$0
All Other Fees	$2,827,000	$3,750,000

Total Fees(1)	$3,462,000	$4,384,963

(1)

Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $6,075,000 for the fiscal year ended February 28, 2017, and $9,195,785 for the fiscal year ended February 29, 2016, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Larry Soll, Raymond Stickel, Jr. and Robert C. Troccoli.
(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy voles are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, Focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by lnvesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), lnvesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant lnvesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ lnvesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other lnvesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, lnvesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global lnvesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the lnvesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s

[1]	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, lnvesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose. usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. lnvesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

lnvesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i. Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, lnvesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. lnvesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

lnvesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not Feasible or in the best interests of shareholders, We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors, Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement. and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

lnvesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

lnvesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence. experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests! and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features. and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

lnvesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. lnvesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

lnvesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their Level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdidional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

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Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

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VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 13, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 13, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 8, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 8, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 8, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.